                                   UP CLOSE

                                                        Harace Mann Mutual Funds
                                                              Semi-annual Report
                                                                   June 30, 1998


                     [GRAPHIC APPEARS IN BACKGROUND HERE]


Protect your
retirement savings


Look at the long term


   Think time, not timing

--------------------------------------------------------------------------------
                                                                     Horace Mann
retirement annuities


Contents   [ARTWORK APPEARS HERE]   Savings


------------------------------------
One-year performance ending 6/30/98
------------------------------------

Growth Fund                   13.62%

Balanced Fund                 12.12%

Income Fund                    9.33%

Short-Term
Investment Fund                3.73%

Small Cap
Growth Fund                   15.72%

International
Equity Fund                   15.96%

Socially
Responsible Fund              22.96%

For further information, see page 6.




FEATURES


Protecting your retirement
savings from the ups and downs
of the stock market ..................................    3

Look at the long term ................................    4

A secret to saving for your
retirement is time, not timing .......................    5

How the Funds
measure up ...........................................    6




DEPARTMENTS


Portfolio manager letters ............................    8

Financial statements .................................   17



EDITOR'S NOTE: Nothing in these articles should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectus.

This report must be preceded or accompanied by a current prospectus.


LONG-TERM GOALS

investments

Horace Mann Mutual Funds
--------------------------------------------------------------------------------
                                                     1 Horace Mann Plaza
                                                     Springfield, Illinois 62715
                                                     217-789-2500


Fellow Shareholders,

The first half of 1998 was a period of mixed investment returns for our customers. Each of our seven funds achieved positive returns in excess of inflation for the first half of the year and for the twelve months ended June 30, 1998. Three of our funds, the Income Fund, the Small Cap Growth Fund and the International Equity Fund, outpaced their relevant benchmarks for the first half of the year.

Although our two largest funds, the Growth Fund and the Balanced Fund, both underperformed their relevant benchmarks for the first six months of this year, both funds have produced performance in excess of their relevant Lipper averages since their inception. The trustees and officers of the Funds maintain their commitment to providing our customers with conservative products offering levels of returns that are appropriate over the long-term.

MARKET REVIEW

The first six months of 1998 were good for both the broad stock and bond markets in the United States. Domestic stock prices were mixed, however the large capitalization stocks continued their very successful run and bonds continued to benefit from an economy growing at moderate levels with low inflation. International markets, especially those in Europe, experienced good returns after a lackluster second half of 1997. Scudder Kemper Investments, manager of the Horace Mann International Equity Fund, foresees continued steady growth in most European countries, but the firm continues to have some concerns over the possible effects of the "Asian contagion."

MARKET AND POLITICAL ISSUES

Wellington Management Company, LLP, one of the funds' investment advisors, expects the U.S. economy for the remainder of 1998 to be characterized by moderate growth, healthy consumer demand, and a widening trade gap. Due to weak commodity prices and falling import prices, Wellington Management sees inflationary pressures remaining at bay, allowing for a continuation of today's very favorable interest rate levels.

PERSPECTIVE

At the Horace Mann Family of Funds, we recognize your commitment to long-term investing as the means to accumulate assets for your retirement, and we take a conservative approach to managing your money. We appreciate your continuing confidence in the Horace Mann Family of Funds.

Sincerely,

/s/ George J. Zock

George J. Zock
President & Chairman
Horace Mann Mutual Funds

     Protecting your
retirement savings from the ups
 and downs of the stock market

================================================================================

[ARTWORK APPEARS HERE]

One way to protect yourself
from the ups and downs of
the stock market is to spread
your money among investments
with different objectives.


Consistency is an important part of a retirement savings plan. In the long run, sticking to your plan instead of reacting to the fluctuations of the stock market can increase your retirement savings.

One way to protect yourself from the ups and downs of the stock market is to spread your money among investments with different objectives. "Don't put all your eggs in one basket" is a good rule for your retirement savings plan. In most cases, it's not best to have all your retirement savings exclusively in aggressive investments like international stocks or in conservative investments like an account with a fixed interest rate.

Most of the time, it's better to consider a number of alternatives. Horace Mann's Annuity Alternatives contract has nine different investment options ranging from aggressive to conservative. You can use these different options to diversify your retirement savings and match your investments to your needs.

Selecting the right mix of investments is a personal choice based on a number of factors, including:

         . your expected time until retirement
         . your investment objectives
         . your attitude toward investments

You may have questions about matching your investments to your retirement needs. If so, call your Horace Mann agent at your convenience.

Look
     at the long term

================================================================================

Horace Mann's Growth Fund
performance shows the importance
of staying invested even after a
down quarter.

                           [BAR CHART APPEARS HERE]

93           94                        95                      96                      97                         98
3.5   2.9   -2.6   1.9   4.1    -4.5   7.5   7.8   5.9   7.4   6.6   2.9   3.3   9.2   0.1   12.8   9.5    -1.4   11.4  -5.5

Over the 20 quarters since June 1993, the Horace Mann Growth Fund has only experienced four quarters of negative performance. But over that period, each time the fund has had a negative quarter, the next quarter's performance has rebounded favorably. If investors had reacted to the down quarter at the end of 1994 by withdrawing their investment, they would have missed the next eight quarters of favorable returns. In fact, investors who have been in the fund since June 1993, despite the down quarters, have experienced an average annualized return of 17 percent.

Total return measures the past performance of the fund and does not guarantee future results. The return does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate and may be worth more or less than its original cost when redeemed.

These quarterly returns are based on a $1,000 investment on the first business day of each quarter shown. These returns are adjusted for a 1.35 percent mortality and expense fee and do not reflect the $25 annual maintenance charge. The annual maintenance charge reduces the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment after the first contract year. Contracts with a value of $10,000 or more are not subject to the annual maintenance charge.

Commission credits were used to pay certain expenses of the Growth Fund from 1994 through June 30, 1998. The use of credits resulted in higher actual returns. There is no guarantee the use of credits will continue in the future.

During the first five contract years, redemption charges range from 2 to 8 percent for flexible premium contracts and 1 to 5 percent for single premium contracts. Returns reflecting redemption are not provided in this illustration. For information on the Growth Fund's annualized returns, see page 6.

                            [ARTWORK APPEARS HERE]

          A SECRET TO SAVING FOR YOUR RETIREMENT IS TIME, NOT TIMING

================================================================================
[GRAPHIC OF CLOCK APPEARS HERE]

As the chart to the right shows, investors who kept their investments in stock funds between 1978 and 1997 had an average annualized return of 16.7 percent. However, some investors believe they can easily improve their investment returns by moving money out of stock funds during market downturns and back in during market upturns. History has shown that "timing the market" is very difficult.

Investors who moved their money in and out of the stock market during this 20-year period and:


     . missed the 10 best days of market performance had an average annualized return of 14.0 percent

     . missed the 20 best days of market performance had an average annualized return of 12.2 percent

     . missed the 30 best days of market performance had an average annualized return of 10.7 percent

     . missed the 40 best days of market performance had an average annualized return of 9.3 percent.


The ups and downs of the stock market are normal. The best way to take advantage of the stock market is to be a long-term investor. History and time are on your side.


                 S & P 500 annualized total returns 1978-1997

                           [BAR GRAPH APPEARS HERE]

                                                                        90-Day
  All 5,218      Minus 10      Minus 20      Minus 30      Minus 40    treasury
trading days     best days     best days     best days     best days     bill

    16.7%          14.0%         12.2%         10.7%         9.3%        7.5%

Source: FactSet, WMC online Wellington Management Co., LLP

FUND PERFORMANCE


--------------------------------------------------------------------------------
For Annuity Alternatives Contract Owners

Average annual total returns for the period ended June 30, 1998 for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no affect on the variable account rates of return after the initial five-year contract period.

Returns if money remained invested, based on a $1,000 investment.


                                           1 Year         5 Years           10 Years             Since Inception
Variable subaccount
Growth Fund                                13.62%          17.08%             14.86%                  14.36%/1/
Balanced Fund                              12.12           13.03              12.47                  11.74/1/
Income Fund                                 9.33            4.98               7.08                   6.47/1/
Short-Term Investment Fund                  3.73            3.22               3.96                   3.56/1/
Small Cap Growth Fund                      15.72              --                 --                  15.82/2/
International Equity Fund                  15.96              --                 --                  15.90/2/
Socially Responsible Fund                  22.96              --                 --                  24.81/2/

Returns if money was withdrawn early, based on a $1,000 investment.
Growth Fund                                 5.12           17.08              14.86                  14.36/1/
Balanced Fund                               3.62           13.03              12.47                  11.74/1/
Income Fund                                 0.83            4.98               7.08                   6.47/1/
Short-Term Investment Fund                 -4.57            3.22               3.96                   3.56/1/
Small Cap Growth Fund                       7.22              --                 --                   7.32/2/
International Equity Fund                   7.46              --                 --                   7.40/2/
Socially Responsible Fund                  14.46              --                 --                  16.31/2/

================================================================================
The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations.
Past performance does not guarantee future results of the subaccounts.

Total returns for the variable portion of the Annuity Alternatives contracts include a reduction for fund expenses and contract charges of 1.35% annually for mortality and expense risk. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges.

Commission credits were used to pay certain expenses of the Growth and Balanced Funds from 1994 through June 30, 1998. Certain Balanced and Income Fund expenses were subsidized (assumed and/or waived) through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity, and Socially Responsible Funds since their inception, March 10, 1997. Subsidization and use of credits resulted in higher actual returns as much as 1 percent, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment Funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment advisor. Effective May 1, 1997, Wellington Management Company, LLP became the Funds' subadvisor.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible Funds refers to their beginning date, March 10, 1997. The investment subadvisors are BlackRock Financial Management, Inc. for the Small Cap Growth Fund and Scudder Kemper Investments, Inc. for the International Equity and Socially Responsible Funds.

For Growth Fund Public Shareholders and participants in the Horace Mann Employee 401(k) Plan

Average annual total return Horace Mann Mutual Funds

Total average annualized returns for the period ended June 30, 1998 for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:

                                           1 Year       5 Years        10 Years        Since Inception
                                           ------       -------        --------        ---------------
     Growth Fund                            15.11%        18.55%         16.32%             15.82%/1/
     S&P 500 Stock Index                    30.21         23.06          18.56              18.03

     Balanced Fund                          13.59         14.46          13.90              13.17/1/
     Stock/Bond Composite/4/                22.23         16.33          14.59              14.17

     Income Fund                            10.72          6.34           8.45               7.84/1/
     Lehman Intermediate/Aggregate/5/       10.54          6.58           8.49               8.22

     Short-Term Investment Fund              5.10          4.58           5.32               4.93/1/
     90-day Treasury Bills                   5.29          4.80           5.51               5.06

     Small Cap Growth Fund                  17.16             -              -              17.22/2/
     Russell 2000 Growth                    13.18             -              -              17.26

     International Equity Fund              17.44             -              -              17.35/3/
     MSCI EAFE                               6.09             -              -              14.87/6/

     Socially Responsible Fund              24.53             -              -              26.36/3/
     S&P 500 Stock Index                    30.21             -              -              31.91

================================================================================

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. Commission credits were used to pay certain expenses of the Growth and Balanced Funds from 1994 through June 30, 1998. Certain Balanced and Income Fund expenses were subsidized (assumed and/or waived) through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity, and Socially Responsible Funds since their beginning, March 10, 1997. Subsidization and use of credits resulted in higher actual returns of as much as 1 percent, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment Funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment advisor. Effective May 1, 1997, Wellington became the subadvisor for these funds.

/2/ Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. BlackRock Financial Management, Inc. is this fund's investment subadvisor.

/3/ Since inception for the International Equity and Socially Responsible Funds refers to their beginning date, March 10, 1997. Scudder Kemper Investments, Inc. is investment subadvisor for these funds.

/4/ 60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate thereafter.

/5/ Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/6/ The index reflects performance from February 28, 1997 through June 30, 1998.

--------------------------------------------------------------------------------
Wellington Management Company, LLP       75 State Street
                                         Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                                         Telephone:             Fax:
                                         (617) 951-5000         (617) 951-5250
--------------------------------------------------------------------------------

Growth Fund and Balanced Fund (equity portion)
June 30, 1998

--------------------------------------------------------------------------------

Performance            The performance of the U.S. equity market in 1998 has
                       been impressive. Year-to-date, the Standard and Poor's
                       500 has returned 17.7 percent and is running at an annual rate similar to last year's 34 percent gain. The stock market's rise is especially noteworthy in the context of the unfolding earnings slowdown. In addition, while earnings disappointments may unsettle the market in the quarters ahead, the low level of bond yields should act as an important offset.

                       During the most recent six months ending June 30, the Horace Mann Growth Fund returned 6.0 percent, but trailed the lofty performance of the S&P 500 index. The Horace Mann Balanced Fund, which is made up of between 50 percent and 75 percent equities (managed in the same style as the Horace Mann Growth Fund) and the remainder in fixed-income securities, returned 5.3 percent for the first six months of 1998, also below its market index. The Growth Fund also trailed the Lipper Growth & Income Fund average return of 12.1 percent for the six months ended June 30, 1998, while the Balanced Fund trailed the Lipper Balanced Fund average return of 9.0 percent.

Portfolio Review       During the first half of 1998, stocks with real or
                       perceived short-term earnings problems were treated harshly by investors. The agricultural stocks in the portfolio, including Deere, New Holland, and IMC Global, were very weak, while Kennametal and Brunswick fell on negative earnings developments largely connected to the Asian crisis. In addition, Toys R Us reported little earnings headway and was punished. GPU received a negative rate decision in Pennsylvania, and Enron, USX
                       Marathon and Noble Drilling were hurt by diminished outlooks in the energy sector. Finally, absence of the market stalwarts, such as Coca-Cola, Wal-Mart, GE, Dell, Microsoft, Lucent and Cisco, which simply do not meet our valuation criteria, penalized comparisons to the S&P 500.

                       Substantial winners were limited, but Wellpoint Health Networks, Tommy Hilfiger, MCI and News Corp. were strong contributors.

Portfolio Outlook      Overall, the domestic economy seems to be tracking our
                       expectations, although the Asian economies seem to be in worse shape than we had previously projected. In the second quarter, the economy slowed from its robust 5.4 percent first-quarter pace. The slowdown reflects the early impact of the weak Asian economies on the domestic economy and the reduction of inventory growth. The Asian impact on the domestic economy will exert greater force in the second half of this year. We anticipate U.S. net exports to Asia will continue to trend lower this year, and the strong U.S. dollar will also result in a wider foreign trade deficit. The momentum in the domestic economy is supported by strong growth in consumer income and sensational levels of consumer confidence. We expect the economy will slow, but will still grow at a healthy
                       2-2.5 percent pace during the next 12 months.

                       On the inflation front, we believe the days of negligible inflation are behind us, and the inflation rate could rise to a level of approximately 2 percent for the year. Unemployment remains at its lowest level in nearly 30 years, and wage inflation is the primary risk to low inflation. The volatile global economic climate has served to contain pricing initiatives in the manufacturing sector.

--------------------------------------------------------------------------------

Portfolio Outlook   Long-term interest rates are trending lower in recognition
      (continued)   of the unfolding recession in Asia and the expected U.S.
                    budget surplus. The Federal Reserve is poised to raise short-term rates due to the strong growth in the domestic economy, low unemployment and potential "bubble" developments in the equity markets, but its hand is somewhat restrained by events in Asia.

                    After having increased at double-digit rates for the past several years, we expect corporate profits will grow at a 5 percent rate in 1998. We expect to see more stress on earnings reports during the second half of the year as the impact of Asia's weakness becomes more pronounced and the strong U.S. dollar and wage pressures take their toll on multinational companies. On this score, we differ from consensus in that we do not expect to see a strong acceleration in corporate profits in the second half of the year.

                    We continue to believe equity valuations are stretched and recent market performance is more a function of liquidity than of fundamentals. The equity markets's focus is short term, favoring growth-oriented stocks as safe havens from Asia's economic malaise. In this environment, value-oriented stocks have struggled as the market continues to punish stocks with any near-term challenges. As a result, we see many attractive stock values in companies which are clearly under short-term business pressure but are priced for long-term appreciation. We have added positions in energy stocks because we believe oil prices have hit a bottom on OPEC's newly found resolve to substantially reduce production. We have also added positions in technology where attractive valuations have arisen due to short-term earnings pressures from PC inventory reductions. Recognizing the higher yields and more stable-growing cash flows of the telephone companies, we increased our positions in the industry during the second quarter. We found opportunities to reduce our holdings in financial services companies that reached their target prices. We decreased several positions in the economically-sensitive industrial and commercial sectors.

                    Respectfully,
                    Wellington Management Company, LLP

                    /s/ John R. Ryan

                    John R. Ryan, CFA
                    Senior Vice President
                    Stock Portfolio Manager

--------------------------------------------------------------------------------
Wellington Management Company, LLP         75 State Street
                                           Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                                           Telephone:            Fax:
                                           (617) 951-5000        (617) 951-5250
--------------------------------------------------------------------------------

Balanced Fund (bond portion), Income Fund, and Short-Term Investment Fund June 30, 1998

--------------------------------------------------------------------------------

Performance         The investment climate for fixed-income securities was
                    excellent in the first half of 1998 as reflected in the 4.5 percent (net of expenses) six-month total return for the Income Fund. The fixed-income portion of the Balanced Fund, which makes up about 40 percent of the fund, was not materially different from the Income Fund. Both funds outperformed the Lipper Corporate Debt A Rated funds average return of 3.8 percent for the same period. In addition, the funds significantly outperformed the Lehman Brothers
                    Aggregate index return of 3.9 percent.

                    Performance comparisons for the first six months of the year were largely dependent on the duration of the funds relative to the benchmark index. Our longer-than-market duration stance was a positive contributor to performance over the period as yields for longer maturity (5- to 30-year) securities declined significantly more than did the yields of the shorter maturity securities. Each fund's performance was also bolstered by strong performance from holdings in the non-investment grade corporate sector.

                    The Short-Term Investment Fund matched the 2.5 percent return for the average of all of IBC/Donoghue's taxable money market funds for the year and trailed slightly the 90-Day Treasury Bill Average return of 2.6 percent.

Portfolio Review    Interest rates drifted lower during the first half of 1998 as investor concerns regarding interest rates stemming from the continued strength in the U.S. domestic economy faded.
                    The Asian crisis, a strong U.S. dollar and heavy inventory accumulation over the past three months combined to calm investor anxiety about the high U.S. growth rate posted in the first three months of the year and to focus investors on the slow growth expected over the balance of the year, as well as the probable absence of any upward interest rate moves by the Fed.

                    Perhaps the most important event during the first half of the year was the U.S. official exchange rate intervention to stop a free-fall in the Japanese yen in mid-June. The meltdown of the yen had raised investor concerns about the prospect for debt defaults in non-Japanese Asian exporting countries as they lost competitiveness. Social unrest, political tensions, and capital flight in the region, as well as nuclear missile testing in India and Pakistan, heightened nervousness. Rising risk premiums spread to parts of Latin America and Eastern Europe causing sharp declines in equity values and currencies while pushing up interest rates in these areas to punishing levels.

Balanced Fund (bond portion), Income Fund, and Short-Term Investment Fund (continued)


--------------------------------------------------------------------------------
Portfolio Outlook   We continue to expect the financial problems in Asia will
                    dampen U.S. exports and moderate the U.S. economic growth rate. This anticipated slowdown in the U.S. economy, together with excellent inflation performance (1.3 percent
                    CPI estimate for 1998) and a $65 billion U.S. federal budget surplus in 1998 and $100 billion in 1999, should coalesce to create a continued good environment for U.S. bonds. We expect the Fed funds rate, as well as the 30-year Treasury
                    Bond rate, to move about 50 basis points lower than current levels by the end of 1998.

                    Against this background, we maintain a long-duration stance in the portfolio (5.4 versus 4.6 for the Lehman Aggregate Bond Index). While the long duration will be the primary determinant affecting relative investment performance over the coming months, the impact of that decision is hedged somewhat by our preference for the less volatile, but higher-yielding, corporate and mortgage sectors.

                    In the Short-Term Investment Fund, we took advantage of the occasions when investor concerns pushed market yields higher in anticipation of a Fed tightening to invest in longer maturity, higher-yielding securities to lock in these higher yields. As a result, the average holding in the fund currently matures in 48 days. We foresee a slowing domestic economic activity that, coupled with low inflation, could cause the Fed to lower short-term rates later this year. If short-term rates do fall lower, we will keep the portfolio's maturity on the long side and attempt to lock in high yields on any market fear of Fed tightening. We continue to favor agency securities for their yield.

                    Respectfully,
                    Wellington Management Company, LLP

                    /s/ Robert D. Payne

                    Robert D. Payne, CFA
                    Senior Vice President
                    Bond Portfolio Manager

                                                              1600 Market Street
                                                                      27th Floor
                                                          Philadelphia, PA 19103
                                                              phone 215-561-6000
                                   BLACKROCK                        215-585-7900
                                                               www.blackrock.com
Small Cap Growth Fund
June 30, 1998
--------------------------------------------------------------------------------
Performance         Small cap growth stocks remained volatile during the first half of 1998, posting substantial gains during the first quarter of the year and declining during the second quarter.
                    The Horace Mann Small Cap Growth Fund generated a 5.6 percent return for the period while its benchmark, the Russell 2000 Growth Index, posted a 5.5 percent return. U.S.
                    small cap growth stocks rebounded nicely during the first three months of 1998, although their performance trailed the broader market. For the first quarter, the Russell 2000
                    Growth Index gained 11.9 percent versus a 14.0 return for the Standard & Poors' 500 Index. The fund gained 9.8 percent. The Russell 2000 Growth Index fell 5.7 percent during the second quarter of 1998 while the S&P 500 gained
                    3.3 percent. Our fund declined 3.8 percent.

Portfolio Review    During the first three months of the year, technology issues led the pack with many investors believing declines associated with the Asian crisis had been overdone. The underperformance of small growth stocks relative to large growth stocks can be attributed in part to small growth stocks' low exposure to financial companies (which saw strong performance due to continued low interest rates and corporate activity).

                    Small cap growth stocks fell 5.7 percent as measured by the Russell 2000 Growth Index during the second quarter of 1998. Only three Russell sectors turned in positive performance for the quarter -- technology, consumer services and retail. Technology services were up 10.7 percent on an index-weighted basis, led by demand for information consulting services and internet mania. Consumer stocks in general did well, buoyed by high levels of consumer confidence, low unemployment and low interest rates.

                    The Small Cap Growth strategy during the quarter called for significant overweights in technology services, health services, industrial services, consumer services and retail trade stocks where we have found above-average rates of earning growth and relative price strength. The fund was underweighted relative to the benchmark in the energy, finance, utilities, producer manufacturing and electronic technology sectors. There was no exposure to the mineral or process industry sectors.

Small Cap Growth Fund
June 30, 1998

--------------------------------------------------------------------------------

Portfolio Outlook   U.S. market performance was mixed during the second quarter of 1998 following the stellar returns seen during the first three months of the year. While the U.S. economy remained robust throughout the period, several factors contributed to the market's slowdown. GDP growth, which reached 5.4 percent during the first quarter, is expected to slow to 2.5-3 percent for the second quarter. The slower pace can be attributed to the high levels of inventory currently in place as well as the widening U.S. trade deficit. Reduced demand for U.S. products brought about by the Asian crisis and the strong dollar has led to negative export growth at a time when import growth remains robust. The General Motors strike will also likely lead to a decline in GDP for the second quarter and beyond.

                    Despite these factors, consumer demand remains extremely high. Gains in the stock market and income have led to record levels of consumer confidence and strong spending and retail sales. Low interest rates have also strengthened the housing market. However, consumer confidence and spending can be expected to decline in line with corporate profit growth and manufacturing levels.

                    Against this environment, individual stock selection will be the main driver of performance for the small cap growth strategy. As always, our goal is to identify companies where earnings and price momentum converge. We do not anticipate any major structural changes to the fund and expect to remain concentrated in the traditional growth sectors, including technology, health care, commercial/business services and consumer services.


                    Respectfully,
                    BlackRock Financial Management, Inc.

                    /s/ William J. Wykle

                    William J. Wykle
                    Managing Director/Senior Portfolio Manager
                    Small Cap Growth Fund

                                                SCUDDER KEMPER INVESTMENTS


                                                Scudder Kemper Investments, Inc.
                                                345 Park Avenue
                                                New York, NY 10154-0010
                                                212 326 6200 telephone


International Equity Fund
June 30, 1998

--------------------------------------------------------------------------------

Performance         For the six-month period which ended June 30, the Horace
                    Mann International Equity Fund has gained 19.6 percent while the fund's benchmark EAFE index gained 15.9 percent. In the quarter which ended June 30, the Horace Mann International
                    Fund clocked a total return of 5.5 percent, well-exceeding the EAFE which gained only 1.1 percent. The comparable
                    Lipper averages (Lipper International Investment Objectives) for the two time periods were 15.5 percent and 0.7 percent, respectively.

Portfolio Review    For the first half of 1998, your portfolio's outperformance compared to the EAFE can be attributed mainly to its positioning in Europe. A heavy exposure to the European markets and solid individual stock picking contributed most of the fund's outperformance. The top market returns were from France, Germany, Italy and Finland.

                    The European currencies weakened only marginally against the dollar and had little effect on fund performance. Top stock picks during the last six months include Nokia (Finnish cellular infrastructure), SAP (German business software), Mannesmann (German telephony), Banca di Roma (Italian banking), and Orange (UK cellular telephony). The disappointments were in Japan, Hong Kong/China and the small positions in the emerging markets.

Economic Outlook    Over the next several quarters, we foresee continued steady growth in most European countries, while we have some concerns over the possible effects of the "Asian contagion."
                    We will continue to monitor events in Japan with the closest scrutiny.

                    When emerging markets begin to offer not only compelling valuations, but also greater economic and political stability, we may consider increasing our weightings. We will patiently await a more balanced risk/return profile before shifting portfolio assets into these areas.

                    Respectfully,
                    Scudder Kemper Investments, Inc.

                    /s/ Irene T. Cheng

                    Irene T. Cheng
                    Lead Portfolio Manager
                    International Equity Fund

                                               SCUDDER KEMPER INVESTMENTS


                                               Scudder Kemper Investments, Inc.
                                               345 Park Avenue
                                               New York, NY 10154-0010
                                               212 326 6200 telephone

Socially Responsible Fund
June 30, 1998

--------------------------------------------------------------------------------

Performance         The Standard & Poors' 500 returned 17.7 percent for the
                    first half of 1998 and continued its spectacular run of the past three years. Yet below the surface, the market was anything but spectacular. During the period, the largest capitalization growth stocks dramatically outperformed virtually everything else, resulting in a two-tiered market whose breadth was among the narrowest in fifty years. A startling first half statistic which brings this into focus is, within the S&P 500, 64 percent of the stocks actually underperformed the index return, while 30 percent actually declined in price. This backdrop has made it extremely difficult for actively managed funds to outperform the index return. For the first six months of the year, the Horace
                    Mann Socially Responsible Fund provided a total return of
                    11.0 percent.

Portfolio Review    In addition to the headwind faced by the lack of breadth in the market, the value and relative yield-based discipline employed by the fund was out of favor in the first half of the year. As with any investment discipline, a relative yield approach to stock selection does not outperform in every time period, but it has proven its success over time.
                    Our overweight in industrial cyclical stocks was the primary source of weakness in the portfolio. Despite these stocks' already low relative valuations, investors sold these stocks indiscriminately when concerns over Asia resurfaced in the second quarter. Stock selection in other sectors of the fund was generally strong. Notable contributors were consumer cyclical stocks -- Ford (which jumped 69 percent), Sears
                    (+36 percent), JCPenney (+22 percent), and Mercantile Stores
                    (+31 percent), which received a buyout offer from Dillards.
                    Pharmaceutical stocks continued their trend of outperformance, with American Home Products, Bristol-Myers
                    Squibb, Smithkline Beecham and Zeneca all contributing significantly. Our stock selection in the telecommunications sector also added value, with outperformance from BellSouth, Sprint and Frontier.

Portfolio Outlook   The performance characteristics of the stock market cause us to be both concerned and optimistic over the next few quarters. We have increased the "defensiveness" of the portfolio this year, but not by adding to the consumer staples or pharmaceutical sectors where we feel the premium valuations leave these groups vulnerable to even modest disappointment. Rather, we have added to energy, telecommunications, REITs and electric utilities, where valuations are truly low.

                    When investors scramble to buy the largest capitalization growth stocks like General Electric, Microsoft, and Coca-Cola with little regard for valuations, we believe the widening divergence of valuations in the market becomes increasingly likely to correct itself. Consider this: GE, one of the best-managed companies in America, sells at 37 times earnings. Fully 40 percent of those earnings come from financial services. Chase Manhattan Bank, a large holding in your fund, sells at 12 times earnings. Is GE's financial services business worth three times Chase's? If not, then the market is implicitly saying that all of GE's other businesses are worth in excess of 40 times earnings! We would rather own stocks like Chase, Xerox (20 times earnings), Dana (12 times earnings) and Corning (20 times earnings). This year, the market hasn't agreed with us, but if valuations do begin to converge, either up to the GE level or down to Chase's, the stocks in your fund should benefit.

                    Respectfully,
                    Scudder Kemper Investments, Inc.

                    /s/ Lori Ensinger

                    Lori Ensinger
                    Lead Portfolio Manager
                    Socially Responsible Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Semi-annual Report
June 30, 1998


Horace Mann Mutual Funds
Growth Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund


Board of Trustees
A.L. Gallop
Donald G. Heth
Richard D. Lang
Harriet A. Russell
George J. Zock


Officers of the Funds
George J. Zock
President and Chairman

Ann Caparros
Secretary and
Ethics Compliance Officer

William Kelly
Treasurer and Regulatory
Compliance Officer

Linda L. Sacco
Assistant Secretary

Roger Fisher
Controller

Diane M. Barnett
Tax Compliance Officer


--------------------------------------------------------------------------------
Investment Advisor and Manager
Horace Mann Investors, Inc.
#1 Horace Mann Plaza
Springfield, IL 62715

Investment Subadvisors
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

BlackRock Financial Management, Inc.
1600 Market Street, 27th Floor
Philadelphia, PA 19103

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, NY 10154-0010

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Financial Highlights

June 30, 1998

PER SHARE DATA

                                                                                       Less Distribution From:
                     Net Asset                                       Total Income
Year                   Value             Net        Net Realized      (Loss) From         Net            Net
Ended                Beginning       Investment    and Unrealized     Investments      Investment      Realized        Total
12/31                of Period         Income/1/   Gains (Losses)/1/  Operations/1/      Income         Gains      Distributions
GROWTH FUND/7/
------------------------------------------------------------------------------------------------------------------------------
06/30/98              $25.66            $0.20           $1.33            $1.53            $  --          $  --         $  --
1997                   23.76             0.40            5.09             5.49             0.39           3.20          3.59
1996                   21.66             0.43            5.08             5.51             0.40           3.01          3.41
1995                   17.64             0.52            5.41             5.93             0.49           1.42          1.91
1994                   19.85             0.49           (0.57)           (0.08)            0.45           1.68          2.13
1993                   19.49             0.54            3.32             3.86             0.52           2.98          3.50

BALANCED FUND/6,7/
------------------------------------------------------------------------------------------------------------------------------
06/30/98              $19.82            $0.36           $0.70            $1.06            $  --          $  --         $  --
1997                   18.94             0.65            2.92             3.57             0.62           2.07          2.69
1996                   18.00             0.60            2.70             3.30             0.57           1.79          2.36
1995                   15.26             0.67            3.46             4.13             0.61           0.78          1.39
1994                   16.72             0.62           (0.81)           (0.19)            0.55           0.72          1.27
1993                   16.22             0.65            1.87             2.52             0.56           1.46          2.02

INCOME FUND/5,7/
------------------------------------------------------------------------------------------------------------------------------
06/30/98              $13.00            $0.40           $0.18            $0.58            $  --          $  --         $  --
1997                   12.69             0.81            0.39             1.20             0.85           0.04          0.89
1996                   13.03             0.76           (0.31)            0.45             0.79             --          0.79
1995                   12.02             0.80            0.99             1.79             0.78             --          0.78
1994                   13.06             0.75           (1.04)           (0.29)            0.75             --          0.75
1993                   12.95             0.82            0.23             1.05             0.75           0.19          0.94

/1/ The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.
/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


RATIO/SUPPLEMENTAL DATA

                                                                                                Ratio to Average Net
                                                                                               Assets Before Waived &
                                                                                                Reimbursed Expenses

                                                Ratio of       Ratio of
 Net Asset                     Net Assets       Expenses      Net Income      Portfolio                       Ratio of
 Value End       Total        End of Period    to Average     to Average      Turnover        Ratio of     Net Investment
 of Period     Return/2,3/   (in thousands)    Net Assets/4/  Net Assets/4/     Rate          Expenses         Income
---------------------------------------------------------------------------------------------------------------------------
   $27.19        5.98%          $664,331          0.25%          0.74%         27.18%             --              --
    25.66       23.45            598,502          0.52           1.51          53.96              --              --
    23.76       25.28            430,556          0.59           1.79          67.63              --              --
    21.66       33.67            297,100          0.63           2.50          64.59              --              --
    17.64       (0.35)           202,103          0.69           2.36          69.42              --              --
    19.85       19.74            178,379          0.69           2.48          47.39              --              --

---------------------------------------------------------------------------------------------------------------------------

   $20.88        5.33%          $421,782          0.24%          1.75%         29.99%             --              --
    19.82       19.04            387,110          0.51           3.12          77.54              --              --
    18.94       18.27            300,551          0.56           3.12          72.10              --              --
    18.00       27.12            228,193          0.59           3.79          64.80              --              --
    15.26       (1.12)           160,815          0.63           3.59         121.82              --              --
    16.72       15.46            132,376          0.66           3.54          52.43              --              --

---------------------------------------------------------------------------------------------------------------------------

   $13.58        4.45%          $ 10,495          0.45%          2.98%         25.78%             --              --
    13.00        9.42              9,658          0.92           6.09          96.78              --              --
    12.69        3.50             10,848          0.70           5.88         112.60            0.91%           5.67%
    13.03       14.93             10,532          0.62           6.16          74.53            0.88            5.89
    12.02       (2.21)             9,259          0.61           5.85         205.35            0.92            5.54
    13.06        8.07              9,409          0.41           5.92          74.16            0.87            5.46

 4 Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.
 5 Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996. The investment advisory expenses for the Income Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.
 6 Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.
 7 The Growth, Balanced and Income Funds' investment advisor was changed effective November 1, 1989.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Financial Highlights (concluded)

June 30, 1998

PER SHARE DATA


                                                                                           Less Distribution From:
                           Net Asset                                       Total Income
Year                         Value             Net        Net Realized      (Loss) From        Net           Net
Ended                      Beginning       Investment    and Unrealized     Investments    Investment     Realized        Total
12/31                      of Period         Income/1/   Gains (Losses)/1/  Operations/1/    Income         Gains     Distributions

SHORT-TERM FUND/5,6/
------------------------------------------------------------------------------------------------------------------------------
06/30/98                    $ 9.99            $0.25          $  --             $0.25          $  --         $  --        $  --
1997                         10.03             0.51             --              0.51           0.55            --         0.55
1996                         10.00             0.50          (0.01)             0.49           0.46            --         0.46
1995                         10.08             0.53             --              0.53           0.61            --         0.61
1994                         10.07             0.39             --              0.39           0.38            --         0.38
1993                         10.09             0.26             --              0.26           0.28            --         0.28

SMALL CAP
GROWTH FUND/7/
------------------------------------------------------------------------------------------------------------------------------
06/30/98                    $11.70           $(0.03)         $0.69             $0.66         $  --          $  --        $  --
1997                         10.00            (0.02)          1.72              1.70            --             --           --

INTERNATIONAL
EQUITY FUND/7/
------------------------------------------------------------------------------------------------------------------------------
06/30/98                    $10.27            $0.12          $1.89             $2.01         $  --          $  --        $  --
1997                         10.00             0.08           0.27              0.35          0.08             --         0.08

SOCIALLY
RESPONSIBLE FUND/7/
------------------------------------------------------------------------------------------------------------------------------
06/30/98                    $12.10            $0.14          $1.19             $1.33         $  --          $  --        $  --
1997                         10.00             0.10           2.20              2.30          0.10           0.10         0.20


 1 The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

 2 The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

 3 If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


RATIO/SUPPLEMENTAL DATA


                                                                                                Ratio to Average Net
                                                                                               Assets Before Waived &
                                                                                                 Reimbursed Expenses
                                                Ratio of       Ratio of
 Net Asset                     Net Assets       Expenses      Net Income      Portfolio                       Ratio of
 Value End       Total        End of Period    to Average     to Average      Turnover        Ratio of     Net Investment
 of Period     Return/2,3/   (in thousands)    Net Assets/4/  Net Assets/4/     Rate          Expenses         Income
-------------------------------------------------------------------------------------------------------------------------------
  $10.24         2.50%            $1,685          0.29%          2.43%          0.00%           1.22%           1.50%
    9.99         5.09              1,151          0.50           4.98           0.00            2.52            2.96
   10.03         5.02              1,229          0.53           4.93           0.00            2.44            3.02
   10.00         5.25              1,006          0.84           5.11           0.00            2.35            3.60
   10.08         3.89              1,114          0.49           3.78           0.00            2.36            1.91
   10.07         2.53              1,110          0.61           2.56           0.00            2.42            0.75

-------------------------------------------------------------------------------------------------------------------------------
  $12.36         5.63%           $23,460          0.51%         (0.22)%        67.39%           0.84%          (0.55)%
   11.70        17.01/8/          16,525          0.78          (0.19)         91.49            1.44           (0.85)

-------------------------------------------------------------------------------------------------------------------------------
  $12.28        19.62%            $8,075          0.44%          1.00%         20.15%           1.02%           0.42%
   10.27         3.46/8/           5,214          0.46           1.29          31.99            1.82           (0.07)

-------------------------------------------------------------------------------------------------------------------------------
  $13.43        11.03%           $20,558          0.30%          1.03%         25.38%           0.60%           0.73%
   12.10        23.04/8/           9,213          0.49           1.65          20.85            1.16            0.98

 4 Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.
 5 Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through June 30, 1998. The investment advisory expenses for the Short-Term Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.
 6 The Short-Term Fund's investment advisor was changed effective November 1, 1989.
 7 Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed and/or waived by Horace Mann Investors since their beginning, March 10, 1997.
 8     The returns are not annualized.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

[PIE CHART APPEARS HERE]

Cash & Other Net Assets    3%
Common & Preferred Stock  97%

                           Statement of Investments
                           Growth Fund

                           June 30, 1998

                                                         Number of            Market
                                                          Shares              (000)
------------------------------------------------------------------------------------
COMMON STOCK

Aerospace/Defense 3.37%
   Boeing Co.                                            148,100           $   6,600
   Northrop Grumman Corp.                                109,400              11,282
   Precision Castparts Corp.                              84,800               4,526
------------------------------------------------------------------------------------
                                                                              22,408
Auto/Accessories 4.27%
   Goodyear Tire and Rubber Co. (The)                    325,800              20,994
   General Motors Corp.                                  110,300               7,369
------------------------------------------------------------------------------------
                                                                              28,363
Banks/Financial Services 13.46%
   Ahmanson (H.F.) & Co.                                  72,253               5,130
   Associates First Capital Corp. - A                     77,700               5,973
   BankAmerica Corp.                                     102,700               8,877
   Bear Stearns Companies Inc.                            81,200               4,618
   Citicorp                                               65,565               9,786
   Coast Federal Litigation Trust*                        89,400               1,352
   Federal National Mortgage Association                 163,400               9,927
   First Chicago NBD Corp.                               100,400               8,898
   First Union Corp.                                     346,726              20,197
   Heller Financial,  Inc.*                               40,400               1,212
   National City Corp.                                   189,100              13,426
------------------------------------------------------------------------------------
                                                                              89,396
Business Services 0.42%
   Foster Wheeler Corp.                                  130,400               2,795

Chemicals 1.93%
   Ferro Corp.                                            79,450               2,011
   IMC Global Inc.                                       358,400              10,796
------------------------------------------------------------------------------------
                                                                              12,807
Consumer Products 2.19%
   Archer Daniels Midland Co.                            162,665               3,152
   Corn Products International, Inc.*                    118,900               4,028
   Flowers Industries, Inc.                              359,950               7,356
------------------------------------------------------------------------------------
                                                                              14,536
Energy 9.14%
   Amoco Corp.                                            24,500               1,041
   Ashland Inc.                                           50,000               2,581
   Chevron Corp.                                          42,100               3,497
   Enron Oil & Gas Co.                                   243,300               4,927
   Equitable Resources, Inc.                             187,700               5,725
   Noble Drilling Corp.*                                 199,100               4,791
   Royal Dutch Petroleum Co.                              59,200               3,245
   Texaco Inc.                                           162,800               9,717
   Union Pacific Resources Group Inc.                    291,300               5,116
   USX-Marathon Group                                    584,900              20,069
------------------------------------------------------------------------------------
                                                                              60,709

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)



                             Statement of Investments (continued)
                             Growth Fund

                             June 30, 1998


                                                    Number of       Market
                                                    Shares          (000)
---------------------------------------------------------------------------

COMMON STOCK
 (continued)

Entertainment Products 2.72%
   Brunswick Corp.                                   284,500      $   7,041
   Eastman Kodak Co.                                 151,200         11,047
---------------------------------------------------------------------------
                                                                     18,088
Food Services  0.55%
   Tricon Global Restaurants, Inc.*                  115,400          3,657

Health Care/Pharmaceuticals 7.79%
   Baxter International Inc.                         169,700          9,132
   Columbia/HCA Healthcare Corp.                     187,500          5,461
   DePuy, Inc.                                       146,900          4,150
   Mallinckrodt, Inc.                                194,200          5,765
   Pharmacia & Upjohn Inc.                           261,700         12,071
   Wellpoint Health Networks, Inc. - A*              205,700         15,222
---------------------------------------------------------------------------
                                                                     51,801
Information Technology/Equipment 4.82%
   Advanced Micro Devices, Inc.*                     164,600          2,808
   Compaq Computer Corp.                             248,000          7,037
   Harris Corp.                                      139,200          6,221
   Hewlett-Packard Co.                                26,500          1,587
   International Business Machines Corp.              90,600         10,402
   Xilinx, Inc.*                                     116,100          3,947
---------------------------------------------------------------------------
                                                                     32,002
Insurance 6.28%
   Aetna Inc.                                         92,500          7,042
   CIGNA Corp.                                       145,200         10,019
   NAC Re Corp.                                      115,300          6,154
   Provident Companies, Inc.                         189,000          6,521
   Travelers Group, Inc.                             197,550         11,976
---------------------------------------------------------------------------
                                                                     41,712
Manufacturing (Diversified) 6.82%
   Chart Industries Inc.                              90,400          2,158
   Cincinnati Milacron Inc.                          186,100          4,525
   Cooper Industries Inc.                             33,300          1,829
   Deere & Co.                                       324,800         17,174
   Eaton Corp.                                        75,200          5,847
   Kennametal Inc.                                   140,600          5,870
   New Holland N.V.                                  402,300          7,895
---------------------------------------------------------------------------
                                                                     45,298
Metals & Mining 2.82%
   Aluminum Co. of America                           284,200         18,739

Paper & Forest Products 2.22%
   Georgia Pacific Corp. (Timber Group)              257,500          5,939
   Sonoco Products Co.                               114,730          3,471
   Temple-Inland, Inc.                                98,500          5,307
---------------------------------------------------------------------------
                                                                     14,717

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (continued)
                     Growth Fund

                     June 30, 1998

                                                         Number of            Market
                                                          Shares               (000)
------------------------------------------------------------------------------------
COMMON STOCK
 (concluded)

Retail/Apparel 4.81%
   May Department Stores Co. (The)                       151,900           $   9,949
   Penney (J.C.) Co., Inc.                               146,000              10,558
   Rite Aid Corp.                                         21,500                 808
   Sports Authority, Inc. (The)*                         310,700               4,641
   Toys "R" Us, Inc.*                                    253,600               5,975
------------------------------------------------------------------------------------
                                                                              31,931
Telecommunications 8.37%
   Ameritech Corp.                                       151,500               6,799
   AT&T Corp.                                             73,800               4,216
   Bell Atlantic Corp.                                   418,792              19,107
   GTE Corp.                                              85,200               4,739
   MCI Communications Corp.                              133,300               7,740
   SBC Communications Inc.                               325,200              13,008
------------------------------------------------------------------------------------
                                                                              55,609
Transportation/Travel 4.96%
   Canadian National Railway Co.                         143,700               7,634
   CSX Corp.                                             105,300               4,791
   Delta Air Lines, Inc.                                 112,900              14,592
   Pittston Burlington Group                              28,050                 437
   Ryder Systems, Inc.                                   173,500               5,476
------------------------------------------------------------------------------------
                                                                              32,930
Utilities 7.67%
   American Electric Power Company, Inc.                 121,500               5,513
   Central & South West Corp.                            204,000               5,483
   Consolidated Edison Co.                                29,700               1,368
   Duke Energy Co.                                       196,900              11,666
   GPU, Inc.                                             358,000              13,537
   New England Electric System                           164,700               7,123
   Pinnacle West Capital Corp.                           139,600               6,282
------------------------------------------------------------------------------------
                                                                              50,972
Waste Services 0.98%
   USA Waste Services, Inc.*                             132,500               6,542
------------------------------------------------------------------------------------
Total Common Stock  95.59%                                                   635,012
   (Cost $ 548,257)


------------------------------------------------------------------------------------
PREFERRED STOCK

Printing/Publishing 1.42%
   News Corp. Ltd. (The) (ADR)                           333,800               9,430
   (Cost $5,736)
------------------------------------------------------------------------------------
Total Common and Preferred Stock 97.01%                                      644,442
   (Cost $553,993)

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (concluded)
                     Growth Fund

                     June 30, 1998

                                                        Principal
                                                         Amount              Market
                                                          (000)               (000)
--------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT

Repurchase Agreement
   Paribas Corp.
     5.75%, 07/01/98, (secured
     by $20,367,000, US Treasury
     Bond, 5.875%, 09/30/02)                           $  19,952          $   19,952
--------------------------------------------------------------------------------------
Total Short-Term Investment 3.00%                         19,952              19,952
   (Cost $19,952)
--------------------------------------------------------------------------------------
Total Investments   100.01%                                                  664,394
   (Cost $573,945)

Liabilities in Excess of
   Cash and Other Liabilities (.01%)                                            (63)
--------------------------------------------------------------------------------------
Net Assets  100.00%                                                        $ 664,331
--------------------------------------------------------------------------------------

* Non-income producing during the six months ended June 30, 1998 as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

[PIE CHART APPEARS HERE]

Cash & Other Net Assets                         2.7%
Municipal Bonds                                 1.4%
U.S. & Foreign Corporate Bonds/Notes           16.0%
U.S. & Foreign Government & Agency Obligations 20.7%
Common & Preferred Stock                       59.2%


                           Statement of Investments
                           Balanced Fund

                           June 30, 1998

                                                        Number of            Market
                                                         Shares               (000)
------------------------------------------------------------------------------------
COMMON STOCK

Aerospace/Defense 1.99%
   Boeing Co.                                             54,200           $   2,415
   Northrop Grunman Corp.                                 42,200               4,352
   Precision Castparts Corp.                              30,100               1,607
------------------------------------------------------------------------------------
                                                                               8,374
Auto/Accessories 2.66%
   Goodyear Tire & Rubber Co. (The)                      130,000           $   8,377
   General Motors Corp.                                   42,600               2,846
------------------------------------------------------------------------------------
                                                                              11,223
Banks/Financial Services 8.29%
   Ahmanson (H.F.) & Co.                                  30,954               2,198
   Associates First Capital Corp.                         29,900               2,299
   BankAmerica Corp.                                      36,700               3,172
   Bear Stearns Companies Inc.                            31,600               1,797
   Citicorp                                               24,959               3,725
   Coast Federal Litigation Trust*                        38,300                 579
   Federal National Mortgage Asso.                        69,800               4,240
   First Chicago NBD Corp.                                39,700               3,518
   First Union Corp.                                     140,982               8,212
   Heller Financial Inc.*                                 15,600                 468
   National City Corp.                                    67,100               4,764
------------------------------------------------------------------------------------
                                                                              34,972
Business Services 0.23%
   Foster Wheeler Corp.                                   46,100                 988

Chemicals 1.34%
   Ferro Corp.                                            30,800                 780
   IMC Global Inc.                                       192,000               4,856
------------------------------------------------------------------------------------
                                                                               5,636
Consumer Products 1.42%
   Archer Daniels Midland Co.                             64,845               1,256
   Corn Products International, Inc.*                     45,100               1,528
   Flowers Industries, Inc.                              156,400               3,196
------------------------------------------------------------------------------------
                                                                               5,980
Energy 5.35%
   Amoco Corp.                                             9,500                 403
   Chevron Corp.                                          17,300               1,437
   Enron Oil & Gas Co.                                    98,700               1,999
   Equitable Resources, Inc.                              76,600               2,336
   Noble Drilling Corp.*                                  70,400               1,694
   Royal Dutch Petroleum Co.                              22,800               1,250
   Texaco Inc.                                            63,300               3,778
   Union Pacific Resources Group Inc.                    112,500               1,976
   USX-Marathon Group                                    224,200               7,693
------------------------------------------------------------------------------------
                                                                              22,566

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998


                                                Number of           Market
                                                  Shares             (000)
----------------------------------------------------------------------------

COMMON STOCK
 (continued)

Entertainment Products 1.39%
   Brunswick Corp.                               114,100           $   2,824
   Eastman Kodak Co.                              41,700               3,047
----------------------------------------------------------------------------
                                                                       5,871

Food Services   0.18%
   Tricon Global Restaurants, Inc.*               23,900                 757

Health Care/Pharmaceuticals 4.81%
   Baxter International Inc.                      66,500               3,578
   Columbia/HCA Healthcare Corp.                  88,400               2,575
   DePuy, Inc.*                                   48,800               1,379
   Mallinckrodt, Inc.                             70,900               2,105
   Pharmacia & Upjohn Inc.                       103,600               4,779
   Wellpoint Health Networks, Inc. - A*           79,400               5,876
----------------------------------------------------------------------------
                                                                      20,292
Information Technology/Equipment 2.69%
   Advanced Micro Devices, Inc.*                  65,400               1,116
   Compaq Computer Corp.                          95,400               2,707
   Harris Corp.                                   26,400               1,180
   Hewlett-Packard Co.                            10,200                 611
   International Business Machines Corp.          36,500               4,191
   Xilinx, Inc.*                                  44,700               1,520
----------------------------------------------------------------------------
                                                                      11,325
Insurance 3.77%
   Aetna Inc.                                     39,800               3,030
   CIGNA Corp.                                    42,600               2,939
   NAC Re Corp.                                   57,200               3,053
   Provident Companies, Inc.                      73,400               2,532
   Travelers Group, Inc.                          71,650               4,344
----------------------------------------------------------------------------
                                                                      15,898
Manufacturing (Diversified)  4.27%
   Chart Industries Inc.                          39,300                 938
   Cincinnati Milacron Inc.                       68,200               1,658
   Cooper Industries Inc.                         16,300                 895
   Deere & Co.                                   128,700               6,805
   Eaton Corp.                                    31,500               2,449
   Kennametal Inc.                                49,100               2,050
   New Holland NV                                163,300               3,205
----------------------------------------------------------------------------
                                                                      18,000
Metals & Mining 1.90%
   Aluminum Co. of America                       121,500               8,011

Paper & Forest Products  1.38%
   Georgia-Pacific Corp. (Timber Group)*         100,500               2,318
   Sonoco Products Co.                            47,300               1,431
   Temple-Inland, Inc.                            38,600               2,080
----------------------------------------------------------------------------
                                                                       5,829

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998


                                              Number of            Market
                                               Shares               (000)
--------------------------------------------------------------------------

COMMON STOCK
 (concluded)

Retail/Apparel 3.16%
   May Department Stores Co. (The)              65,300           $   4,277
   Penney (J.C.) Co., Inc.                      58,800               4,252
   Rite Aid Corp.                                8,300                 312
   Sports Authority, Inc. (The)*               128,000               1,912
   Toys "R" Us, Inc.*                          109,700               2,585
--------------------------------------------------------------------------
                                                                    13,338
Telecommunications 5.14%
   Ameritech Corp.                              59,300               2,661
   AT&T Corp.                                   28,500               1,628
   Bell Atlantic Corp.                         163,148               7,444
   GTE Corp.                                    33,100               1,841
   MCI Communications Corp.                     50,100               2,909
   SBC Communications Inc.                     129,600               5,184
--------------------------------------------------------------------------
                                                                    21,667
Transportation/Travel  3.14%
   Canadian National Railway Co.                58,400               3,102
   CSX Corp.                                    42,100               1,916
   Delta Air Lines, Inc.                        43,800               5,661
   Pittston Burlington Group                     8,900                 139
   Ryder Systems, Inc.                          77,600               2,449
--------------------------------------------------------------------------
                                                                    13,267
Utilities 4.61%
   American Electric Power Company, Inc.        34,500               1,565
   Central & South West Corp.                   89,000               2,392
   Consolidated Edison Co.                      12,500                 576
   Duke Energy Corp.                            76,600               4,539
   GPU, Inc.                                   136,400               5,158
   New England Electric System                  71,900               3,109
   Pinnacle West Capital Corp.                  46,900               2,110
--------------------------------------------------------------------------
                                                                    19,449

Waste Services  0.60%
   USA Waste Services, Inc.*                    51,300               2,533
--------------------------------------------------------------------------
Total Common Stock 58.32%                                          245,976
   (Cost $210,397)

--------------------------------------------------------------------------

PREFERRED STOCK

Printing/Publishing 0.87%
   News Corp. Ltd.(The) (ADR)                  129,700               3,664
   (Cost $2,170)
--------------------------------------------------------------------------
Total Common and Preferred Stock 59.19%                            249,640
   (Cost $212,567)
==========================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998

                                                 Principal
                                                  Amount              Market
                                                  (000)               (000)
-----------------------------------------------------------------------------

U.S. AND FOREIGN
GOVERNMENT
AND AGENCY
OBLIGATIONS

Treasury Bonds/Notes
  10.375%, 11/15/09                           $     6,000          $    7,497
  10.375%, 11/15/12                                12,000              16,069
  12.00%, 08/15/13                                 15,000              22,240
-----------------------------------------------------------------------------

AGENCIES
Federal National Mortgage Association
   6.46%, 06/26/08                                  1,000               1,000
   7.85%, 09/10/04                                  1,000               1,023
   7.84%, 06/09/06                                    300                 305

Federal Home Loan Mortgage Corporation
  (Mortgage Backed Securities)
   9.50%, 08/01/01                                      4                   4
   9.50%, 09/01/01                                      4                   4
   9.50%, 10/01/01                                     17                  17
   8.50%, 06/01/02                                      1                   1
   9.25%, 11/01/02                                     23                  23
   8.25%, 10/01/07                                     51                  53
   8.25%, 11/01/07                                     53                  55
   8.75%, 05/01/08                                     55                  58
   8.50%, 08/01/08                                     65                  68
   9.00%, 09/01/08                                     56                  59
   8.00%, 09/01/09                                     43                  44
   8.00%, 04/01/10                                     54                  56
   7.00%, 09/01/10                                     18                  18
   7.00%, 10/01/10                                    107                 110
   7.00%, 12/01/10                                    103                 105
   7.00%, 01/01/11                                  1,957               2,003
   7.00%, 02/01/11                                  2,628               2,685
   6.50%, 03/01/11                                  3,886               3,930
   7.00%, 03/01/11                                  4,561               4,660
   7.00%, 04/01/11                                  1,500               1,533
   7.00%, 07/01/11                                  1,132               1,156

Federal National Mortgage Association
  (Mortgage Backed Securities)
   8.00%, 07/01/98                                     91                  91
   8.75%, 02/01/10                                    284                 297
  10.25%, 07/01/13                                      8                   8
   6.50%, 02/01/14                                    793                 796
   8.00%, 08/01/14                                  1,182               1,228
   8.50%, 09/01/14                                    555                 583
   8.50%, 01/01/15                                    295                 310
   8.50%, 03/01/15                                    364                 381
   6.00%, 06/01/18                                  1,995               1,957
   6.50%, 08/01/15                                    499                 501
   7.50%, 10/01/22                                    802                 824
   7.50%, 07/01/23                                    261                 268

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998

                                               Principal
                                                Amount              Market
                                                 (000)               (000)
---------------------------------------------------------------------------

AGENCIES
  (continued)

Government National Mortgage Association
   (Mortgage Backed Securities)
    11.00%, 12/15/00                           $     20            $     21
     9.50%, 08/20/01                                 28                  29
     9.50%, 10/20/01                                 26                  27
     9.50%, 07/20/02                                 39                  41
     9.50%, 12/20/02                                 29                  31
     9.50%, 01/20/03                                 20                  21
     9.50%, 02/20/03                                 26                  27
     9.50%, 05/20/03                                 48                  50
     9.50%, 08/20/03                                 49                  51
     9.50%, 09/20/03                                 69                  72
     9.50%, 11/20/03                                 27                  28
     9.50%, 09/20/04                                 19                  20
     8.25%, 05/15/06                                 95                  99
     8.50%, 01/15/20                                 28                  30
     8.50%, 02/15/21                                161                 170
     8.50%, 06/15/21                                110                 116
     8.50%, 08/15/21                                 20                  21
     8.00%, 05/20/22                                380                 396
     8.50%, 04/15/23                                204                 215
     7.50%, 12/15/23                              4,382               4,482

Collateralized Mortgage Obligation
(Planned Amortization Class) (Note 3)
  GE Cap Mortgage Services Inc.
     6.00%, 04/25/09                              1,000                 991
  FNMA 1993-182 Class H
     5.00%, 09/25/23                              1,709               1,630
  FNMA 1994-19 Class B
     5.00%, 01/25/24                              1,538               1,468

Foreign (U.S. dollar denominated)
  Australia Commonwealth
    10.00%, 10/15/07                              6,400               5,240
---------------------------------------------------------------------------

Total U.S. and Foreign Government and
   Agency Obligations 20.70%                     75,174              87,296
   (Cost $85,814)

---------------------------------------------------------------------------

MUNICIPAL BONDS

California Hsg Fin Agy Rev
     8.16%, 02/01/28                              1,125               1,194
Denver CO City & County Sch. Dist.
     6.79%, 12/15/08                                930                 966
Horry Cnty SC Arpt Rev
     7.38%, 07/01/12                              1,450               1,558
Ohio State Taxable Dev Assistance
     7.60%, 10/01/16                              1,250               1,352
Oxnard CA Un High Sch Dist
     7.78%, 08/01/17                              1,000               1,076
---------------------------------------------------------------------------

Total Municipal Bonds 1.45%                       5,755               6,146
   (Cost $5,955)

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998


                                               Principal
                                                Amount               Market
                                                 (000)               (000)
-----------------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES

Advanced Micro Devices Inc.
  11.00%, 08/01/03                            $       440           $     464
Abraxas Petroleum Corp.
  11.50%, 11/01/04                                    200                 207
Accuride Corp.
   9.25%, 02/01/08                                    300                 300
AK Steel Corp.
   9.125%, 12/15/06                                   250                 261
Allbritton Communiation Co.
   8.875%, 02/01/08                                   225                 243
American Mobile Satellite Corp.
  12.25%, 04/01/08                                     25                  23
American Pad & Paper--Del.
  13.00%, 11/15/05                                    315                 317
Ameristeel Corp.
   8.75%, 04/15/08                                     50                  50
Amphenol Corp.
   9.875%, 05/15/07                                   250                 266
AMR Corp.
   9.00%, 09/15/16                                  1,550               1,871
Amresco Comm Mtg.
   7.19%, 06/17/29                                    300                 303
Amtrol Inc.
  10.625%, 12/31/06                                    60                  60
Argo-Tech Corp.
   8.625%, 10/01/07                                   250                 250
Argosy Gaming Co.
  13.25%, 06/01/04                                    175                 196
Armco Inc.
   9.00%, 09/15/07                                    125                 122
Associates Corp. North America
   7.95%, 02/15/10                                  1,500               1,702
Aurora Foods Inc.
   8.75%, 07/01/08                                    100                 102
Bankers Trust NY Corp.
   8.25%, 05/01/05                                  1,500               1,650
Banponce Corp.
   6.75%, 12/15/05                                  1,760               1,802
Bayou Steel Corp.
   7.45%, 05/15/08                                    335                 332
Beckman Industries Inc.
   7.45%, 03/04/08                                  1,500               1,528
Beneficial Corp.
  12.875%, 08/01/13                                   261                 276
Big Flower Press Holding Inc.
   8.875%, 07/01/07                                   300                 308
Boise Cascade Office Products Co.
   7.05%, 05/15/05                                  1,500               1,515
BTI Telecom Corp.
  10.15%, 09/15/07                                    300                 301
Buckeye Technologies Inc.
   8.50%, 12/15/05                                    150                 152
BWay Corp.
  10.25%, 04/15/07                                     85                  93
Calmar Inc.
  11.50%, 08/15/05                                    110                 127
Capstar Hotel Co.
   8.75%, 08/15/07                                    200                 207


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998

                                              Principal
                                               Amount               Market
                                                (000)                (000)
---------------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
 (continued)

Century Communications Corp.
   0.00%, 01/15/08                            $     500           $     227
Chancellor Media Corp.
   9.375%, 10/01/04                                 170                 179
Chevy Chase Bank F.S.B.
   9.25%, 12/01/08                                  150                 152
Clark Schwebel Inc.
  10.50%, 04/15/06                                  230                 256
Collins & Aikman Products Co.
  11.50%, 04/15/06                                  250                 277
Columbia/HCA Healthcare Corp.
   7.25%, 05/20/08                                  100                  97
Comcast Corp.
   9.375%, 05/15/05                                 100                 107
Computer Association IntOl Inc
   6.50%, 04/15/08                                2,000               2,005
Concentric Network Corp.
  12.75%, 12/15/07                                  150                 159
Container Corp of America
   9.75%, 04/01/03                                  170                 183
Container Corp of America
  10.75%, 05/01/02                                   80                  87
Contifinancial Corp.
   8.125%, 04/01/08                                 160                 163
Costilla Energy Inc.
  10.25%, 10/01/06                                  350                 355
Cross Timbers Oil Co.
   9.25%, 04/01/07                                  300                 309
CSC Holdings Inc.
   9.25%, 11/01/05                                  150                 160
CSC Holdings Inc.
   8.125%, 08/15/09                                 100                 107
Dailey International Inc.
   9.50%, 02/15/08                                  200                 195
Decision Holdings Corp.
   0.00%, 08/01/08                                  200                 193
Del Monte Foods Co.
   0.00%, 12/15/07                                  100                  65
Delta Air Lines Inc.
  10.125%, 05/15/10                                 340                 436
Dime Cap Trust
   9.33%, 05/06/27                                1,500               1,757
Duane Reade Inc.
   9.25%, 12/15/08                                  250                 253
E. Spire Communications
   0.00%, 04/01/06                                  250                 196
Echostar DBS Corp.
  12.50%, 07/01/02                                  175                 196
Echostar Statelite Broadcast Corp.
   0.00%, 03/15/04                                  100                  92
Energy Corp of America
   9.50%, 05/15/07                                  150                 147
Engle Homes Inc.
   9.25%, 02/01/08                                  300                 294
Facilicom International
  10.50%, 01/15/08                                   70                  69


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998


                                                                                          Principal
                                                                                           Amount               Market
                                                                                            (000)                (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN                Fairchild Semiconductor Corp.
CORPORATE                         10.125%, 03/15/07                                       $     250           $     258
BONDS/NOTES                     Falcon Building Products Inc.
 (continued)                       9.50%, 06/15/07                                              150                 147
                                Falcon Holdings Group LP
                                   0.00%, 04/15/10                                              255                 161
                                Falcon Holdings Group LP
                                   8.375%, 04/15/10                                             170                 168
                                Farmers Ins. Exch.
                                   8.625%, 05/01/24                                           1,500               1,787
                                Federal-Mogul Co.
                                   8.80%, 04/15/07                                              200                 222
                                First Financial Caribbean
                                   7.84%, 10/10/06                                              665                 702
                                First Nationwide Hldgs
                                  12.50%, 04/15/03                                              100                 113
                                First Republic Bancorp
                                   7.75%, 09/15/12                                            1,500               1,568
                                Fisher Scientific Int'l Inc.
                                   9.00%, 02/01/08                                              110                 109
                                Flores & Rucks Inc.
                                   9.75%, 10/01/06                                              250                 272
                                Fonda Group Inc.
                                   9.50%, 03/01/07                                              250                 238
                                Frontiervision Holding LP
                                   0.00%, 09/15/07                                              150                 119
                                Gaylord Container Corp.
                                   9.375%, 06/15/07                                             150                 144
                                GCI Inc.
                                   9.75%, 08/01/07                                              500                 523
                                Globalstar Capital Corp.
                                  10.75%, 11/01/04                                              250                 237
                                Granite Broadcasting Corp.
                                  10.375%, 05/15/05                                             150                 158
                                Granite Boradcasting Corp.
                                   8.875%, 05/15/08                                             300                 303
                                Great Lakes Carbon Corp.
                                  10.25%, 05/15/08                                              135                 138
                                Grove Worldwide LLC
                                   9.25%, 05/01/08                                              160                 157
                                GS Technologies Inc.
                                  12.25%, 10/01/05                                              200                 228
                                GST Networks FDG Inc.
                                   0.00%, 05/01/08                                              250                 150
                                GST Telecommunications Inc.
                                  12.75%, 11/15/07                                               60                  70
                                Hammon, John Q Hotels
                                   8.875%, 02/15/04                                             250                 252
                                Hayes Wheels Int'l Inc.
                                   9.125%, 07/15/07                                             150                 157
                                Hollywood Casino Inc.
                                  12.75%, 11/01/03                                              125                 137
                                Hyperion Telecommunications Inc.
                                  12.25%, 09/01/04                                               70                  76


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998


                                               Principal
                                                Amount              Market
                                                 (000)               (000)
-----------------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
 (contined)

Intermedia Communications Inc.
   8.875%, 11/01/07                           $       150         $       153
Intermedia Communications Inc.
   8.50%, 01/15/08                                    350                 351
Intermedia Communications Inc.
   8.60%, 06/01/08                                    150                 151
International Wire Group Inc.
  11.75%, 06/01/05                                    100                 110
Interpool Inc.
   7.35%, 08/01/07                                  1,800               1,814
Iridium Cap Corp.
  10.875%, 07/15/05                                   170                 169
Iridium Cap Corp.
  11.25%, 07/15/05                                    250                 251
ITC Deltacom Inc.
   8.875%, 03/01/08                                   200                 197
IXC Communications Inc.
   9.00%, 04/15/08                                    260                 261
Jacor Communications Co.
   9.75%, 12/15/06                                    160                 171
Jacor Communications Co.
   8.00%, 02/15/10                                     70                  71
JCAC Inc.
  10.125%, 06/15/06                                   100                 109
Johnstown America Inds Inc.
  11.75%, 08/15/05                                    100                 111
K & F Industries Inc.
   9.25%, 10/15/07                                    250                 252
Kaufman & Broad Home Corp.
   9.625%, 11/15/06                                   250                 265
Key Plastics Inc.
  10.25%, 03/15/07                                    150                 158
KMC Telecom Holdings Inc.
   0.00%, 02/15/08                                    475                 276
KN Energy Inc.
   6.65%, 03/01/05                                  1,500               1,504
L-3 Communications Corp.
   8.50%, 05/15/08                                    115                 116
Laroche Industries Inc.
   9.50%, 09/15/07                                    150                 146
LDM Technologies Inc.
  10.75%, 01/15/07                                    100                 104
Leiner Health Products Inc.
   9.625%, 07/01/07                                   250                 266
Level 3 Comm Inc.
   9.125%, 05/01/08                                   455                 442
Lin Holdings Corp.
   0.00%, 03/01/08                                    445                 298
Lumbermans Mutual Casualty Co.
   9.15%, 07/01/26                                  2,000               2,410
McLeodUSA Inc.
   9.25%, 07/15/07                                     50                  52
McLeodUSA Inc.
   8.375%, 03/15/08                                   200                 201
Moog Inc.
  10.00%, 05/01/16                                    120                 128


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998


                                                Principal
                                                 Amount               Market
                                                  (000)                (000)
-----------------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
 (continued)

MTL Inc.
  10.00%, 06/15/06                            $       200          $      198
Muzak LP/Muzak Capital
  10.00%, 10/01/03                                    250                 259
Neenah Corp.
  11.125%, 05/01/07                                   180                 196
Newfield Exploration Co.
   7.45%, 10/15/07                                  1,550               1,576
News America Holdings Inc.
   8.00%, 10/17/16                                  2,000               2,204
Nextel Communications Inc.
   0.00%, 10/31/07                                    895                 584
Nextlink Communications Inc.
   9.45%, 04/15/08                                    415                 255
Nortek Inc.
   9.125%, 09/01/07                                   250                 256
NRG Energy Inc.
   7.50%, 06/15/07                                  1,550               1,634
Numatics Inc.
   9.625%, 04/01/08                                   200                 202
Olympic Financial LTD
  11.50%, 03/15/07                                    100                 100
Olympic Financial LTD (WT)
  11.50%, 03/15/07                                    100                  99
Owens & Minor Inc.
  10.875%, 06/01/06                                   250                 272
Paging Network Inc.
  10.125%, 08/01/07                                   175                 181
Pierce Leahy Corp.
   9.125%, 07/15/07                                   250                 258
Pioneer Americas Acquisition Corp.
   9.25%, 06/15/07                                    120                 119
Plains Resources Inc.
  10.25%, 03/15/06                                    300                 320
P & L Coal Holdings Corp.
   9.625%, 05/15/08                                   650                 668
Playtex Products Inc.
   8.875%, 07/15/04                                   110                 113
Pride Petroleum Services Inc.
   9.375%, 05/01/07                                   100                 106
PsiNet Inc.
  10.00%, 02/15/05                                    275                 280
Republic NY Corp.
   9.30%, 06/01/21                                  1,700               2,232
Resource America Inc.
  12.00%, 08/01/04                                    150                 160
Revlon Worldwide Parent
  10.75%, 03/15/01                                    375                 292
Rifkin ACQ Partners LP
  11.125%, 01/15/06                                    50                  55
Scotsman Group Inc.
   8.625%, 12/15/07                                   110                 112
Silgan Corp.
   9.00%, 06/01/09                                    300                 311


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Balanced Fund

                             June 30, 1998


                                       Principal
                                        Amount                Market
                                         (000)                (000)
--------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
 (continued)

Sovereign Specialty Chemicals
    9.50%, 08/01/07                    $     350           $     359
Standard PAC Corp.
    8.50%, 06/15/07                          450                 457
Staples Inc.
    7.125%, 08/15/07                       1,500               1,554
Sullivan Graphics Inc.
   12.75%, 08/01/05                          200                 210
TCI Communications Inc.
    8.00%, 08/01/05                        2,000               2,184
Telecommunications Tech. Co.
    9.75%, 05/15/08                          280                 285
Terra Industries
   10.50%, 06/15/05                          150                 162
Tesoro Petroleum Corp.
    9.00%, 07/01/08                          275                 273
Texas Petrochemicals Corp.
   11.125%, 07/01/06                         100                 109
Toll Corp.
    7.75%, 09/15/07                          150                 149
Tracor Inc.
    8.50%, 03/01/07                          250                 271
Trico Marine Services Inc.
    8.50%, 08/01/05                          125                 122
Unicco Services Corp.
    9.875%, 10/15/07                         250                 252
Unisys Corp.
   11.75%, 10/15/04                          100                 115
United Air Lines Inc.
   10.67%, 05/01/04                          672                 803
United Air Lines Inc.
    9.125%, 01/15/12                         393                 469
Universal Hospital Services
   10.25%, 03/01/08                          150                 150
Verio Inc.
   10.375%, 04/01/05                         100                 103
Viatel Inc.
   11.25%, 04/15/08                          176                 185
Weirton Steel Corp.
   11.375%, 07/01/04                         250                 266
Wesco Distribution Inc.
    9.125%, 06/01/08                         350                 347
Western Financial BK-FSB
    8.875%, 08/01/07                         350                 334
World Color Press Inc.
    9.125%, 03/15/03                          50                  52
Young Broadcasting Inc.
    9.00%, 01/15/06                           50                  53
Young Broadcasting Inc.
    8.75%, 06/15/07                          250                 261


                      See notes to financial statements.
36

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (concluded)
                             Balanced Fund

                             June 30, 1998


                                                        Principal
                                                         Amount              Market
                                                          (000)              (000)
-----------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
 (continued)

Asset Backed
   AESOP Funding II LLC
      6.14%, 05/20/06                                   $     825         $     825
   Banc One Auto Grantor Trust 96-B A
      6.55%, 02/15/03                                         388               390
   Ford Credit Grantor Trust 95-B A
      5.90%, 10/15/00                                         481               481
   IBM Credit Rec. Lease Asset Trust
      4.55%, 11/15/00                                         121               120
   Premier Auto Trust 93-6 A2
      4.65%, 11/02/99                                          48                47

Total U.S. and Foreign Corporate
Bonds/Notes  15.96%                                        64,820            67,305
   (Cost $65,075)
-----------------------------------------------------------------------------------

SHORT-TERM
INVESTMENT

Repurchase Agreement
   Paribas Corp.
      5.75%, 07/01/98, (secured by
      $11,578,153, US Treasury
      Bond, 6.00%, 06/30/99)                               11,012            11,012
-----------------------------------------------------------------------------------
Total Short-Term Investment 2.61%                          11,012            11,012
   (Cost $11,012)
-----------------------------------------------------------------------------------
Total Investments 99.91%                                                    421,399
   (Cost $380,423)

Cash and Other Assets in
   Excess of Liabilities  0.09%                                                 383
-----------------------------------------------------------------------------------
Net Assets 100.00%                                                         $421,782
===================================================================================

* Non-income producing during the six months ended June 30, 1998 as this security did not pay dividends.

                      See notes to financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

[PIE CHART APPEARS HERE]
                           Statement of Investments
U.S. & Foreign             Income Fund
Government & Agency        June 30, 1998
Obligations         49.1%

U.S. & Foreign
Corporate
Bonds/Notes         40.1%

Municipal Bonds      7.0%

Cash & Other
Net Assets           3.8%


                                                         Principal
                                                           Amount             Market
                                                           (000)               (000)
======================================================================================
U.S. AND FOREIGN
GOVERNEMENT
AND AGENCY
OBLIGATIONS
Treasury Bonds/Notes
  10.375%, 11/15/12                                     $      600          $      803
  12.00%, 08/15/13                                             700               1,038


Federal National Mortgage Association
   6.56%, 02/05/08                                             100                 100

Federal Home Loan Mortgage Corporation
  (Mortgage Backed Securities)
   9.50%, 03/01/01                                              19                  19
   9.50%, 06/01/01                                               7                   8
   9.50%, 08/01/01                                               8                   9
   9.50%, 10/01/01                                               7                   7
   7.00%, 11/01/03                                              32                  32
   7.00%, 01/01/11                                             332                 339
   7.00%, 03/01/11                                             595                 608
   7.00%, 04/01/11                                             659                 674
   7.00%, 07/01/11                                             110                 113
   8.00%, 12/01/11                                              10                  11

Federal National Mortgage Association
  (Mortgage Backed Securities)
   8.00%, 11/01/09                                              14                  15
   8.00%, 10/01/14                                              58                  60
   8.00%, 01/01/17                                              95                  99
   7.75%, 04/01/17                                             177                 183
   6.00%, 06/01/18                                             100                  98

Government National Mortgage Association
  (Mortgage Backed Securities)
  11.50%, 03/15/10                                               9                  10
  12.00%, 03/15/14                                               2                   2
  12.00%, 04/15/14                                               2                   2
  12.00%, 12/15/14                                              11                  12
  12.00%, 02/15/15                                               1                   2
  12.00%, 03/15/15                                               8                  10
  12.00%, 04/15/15                                               5                   6
  12.50%, 04/15/15                                               3                   3
  12.00%, 06/15/15                                               8                   9
  12.00%, 07/15/15                                               6                   7
  12.00%, 11/15/15                                              14                  16
   9.50%, 08/15/17                                              99                 108

Collateralized Mortgage Obligation
  (Planned Amortization Class)(Note 3)
  FHLMC 1737-Class E
   6.00%, 12/15/17                                             220                 221
  FNMA 1993 119-Class H
   6.50%, 07/25/23                                             145                 147

Foreign (U.S. dollar denominated)
  Australia Commonwealth
  10.00%, 10/15/07                                             465                 381
--------------------------------------------------------------------------------------

Total U.S. and Foreign Government and
  Agency Obligations 49.09%                                  4,621               5,152
  (Cost $5,031)

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (continued)
                     Income Fund

                     June 30, 1998

                                                          Principal
                                                            Amount              Market
                                                            (000)                (000)
--------------------------------------------------------------------------------------
MUNICIPAL BONDS

Baltimore MD Taxable Cons Public Series B
  7.25%, 10/15/17                                      $       125           $     132
California Hsg Fin Agy Rev
  8.16%, 02/01/28                                              125                 133
Horry Cnty SC Arpt Rev
  7.38%, 07/01/12                                              120                 129
Ohio State Taxable Dev Assistance
  7.60%, 10/01/16                                              100                 108
Orange Cnty CA Pension Oblg Taxable Ref-A
  7.16%, 09/01/06                                              100                 106
San Diego Cnty CA Pension Taxable Series A
  6.59%, 08/15/07                                              125                 128
--------------------------------------------------------------------------------------
Total Municipal Bonds 7.01%                                    695                 736
    (Cost $721)
======================================================================================
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES

AMR Corp.
  9.00%, 09/15/16                                              126                 152
Associates Corp. North America
  7.95%, 02/15/10                                              110                 125
Banc One Corp.
  9.875%, 03/01/09                                             150                 189
Banponce Corp.
  6.75%, 12/15/05                                              200                 205
Beckman Industries Inc.
  7.45%, 03/04/08                                              100                 102
Boise Cascade Office Products Co.
  7.05%, 05/15/05                                              100                 101
Coltec Industries Inc.
  7.50%, 04/15/08                                              100                  99
Computer Association Int'l Inc.
  6.50%, 04/15/08                                              100                 100
Delta Air Lines Inc.
  9.75%, 05/15/21                                              150                 196
Dime Capital Trust
  9.33%, 05/06/27                                              160                 187
Donaldson Lufkin and Jenrette
  6.90%, 10/01/07                                              130                 135
Farmers Ins. Exch.
  8.625%, 05/01/24                                             150                 179
First Financial Caribbean Corp.
  7.84%, 10/10/06                                              100                 106
First Republic BanCorp.
  7.75%, 09/15/12                                              150                 157
General Electric Cap Corp.
  8.70%, 05/21/07                                              100                 119
Interpool Inc.
  7.35%, 08/01/07                                              150                 152
KN Energy Inc.
  6.65%, 03/01/05                                              100                 100
Lumbermens Mutual Casualty Co.
  9.15%, 07/01/26                                              200                 241
NCNB Corp.
  10.20%, 07/15/15                                             135                 185
NRG Energy Inc.
  7.50%, 06/15/07                                              150                 158

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (concluded)
                     Income Fund

                     June 30, 1998

                                                      Principal
                                                        Amount              Market
                                                        (000)                (000)
------------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(concluded)

Newfield Exploration Co.
  7.45%, 10/15/07                                     $     150             $   152
News America Holdings Inc.
  8.00%, 10/17/16                                           200                 220
Pitney Bowes Cr. Corp.
  8.55%, 09/15/09                                            91                 108
Republic NY Corp.
  9.30%, 06/01/21                                           165                 217
Staples Inc.
  7.125%, 08/15/07                                          100                 104
TCI Communications Inc.
  8.00%, 08/01/05                                           150                 164
United Air Lines Inc.
  10.67%, 05/01/04                                          100                 119

Asset Backed
Banc One Auto Grantor Trust 96-B A
  6.55%, 02/15/03                                            52                  52
Ford Credit Grantor Trust 95-B A
  5.90%, 10/15/00                                            60                  60
IBM Credit Trust 93-1 A
  4.55%, 11/15/00                                            18                  18
Premier Auto Trust 93-6 A2
  4.65%, 11/02/99                                            10                   9
------------------------------------------------------------------------------------

Total U.S. and Foreign Corporate
  Bonds/Notes 40.13%                                      3,757               4,211
  (Cost $3,987)
------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT

Repurchase Agreement
  Paribas Corp.
    5.75%, 07/01/98, (secured
    by $354,667, US Treasury Bond,
    6.50%, 10/15/06)                                        340                 340
------------------------------------------------------------------------------------
Total Short-Term Investment 3.24%                           340                 340
  (Cost $340)
------------------------------------------------------------------------------------
Total Investments  99.47%                                                    10,439
  (Cost $10,079)

Cash and Other Assets in
  Excess of Liabilities 0.53%                                                    56
------------------------------------------------------------------------------------
Net Assets  100.00%                                                         $10,495
====================================================================================

                     See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


[PIE CHART APPEARS HERE]

U.S. Agency Obligations 99%
Cash & Other Net Assets 1%

                           Statement of Investments
                           Short-Term Investment Fund

                           June 30, 1998

                                                        Principal
                                                         Amount              Market
                                                          (000)               (000)
-------------------------------------------------------------------------------------
U.S. AGENCY
OBLIGATIONS

Federal Farm Credit Bank Discount Notes
   5.40%, 08/24/98                                     $     35             $     35
   5.40%, 09/14/98                                          165                  163
   5.37%, 10/26/98                                           80                   79

Federal Home Loan Bank Discount Notes
   5.50%, 07/01/98                                          190                  190
   5.40%, 08/26/98                                          125                  124
   5.42%, 09/03/98                                          125                  124

Federal Home Loan Mortgage Corp. Discount Notes
   5.41%, 08/24/98                                          345                  342

Federal National Mortgage Association Discount Notes
   5.34%, 09/14/98                                          210                  208
   5.38%, 07/06/98                                          130                  130

Tennessee Valley Authority Discount Note
   5.41%, 07/24/98                                          125                  124
   5.42%, 07/24/98                                          150                  149
-------------------------------------------------------------------------------------
Total Investments   98.99%                                 1,680               1,668
   (Cost $1,668)

Cash and Other Assets in
   Excess of Liabilities    1.01%                                                 17
-------------------------------------------------------------------------------------
Net Assets  100.00%                                                         $  1,685
=====================================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)
[PIE CHART APPEARS HERE]

Cash & Other Net Assets   5.8%
Common Stock             94.2%

                           Statement of Investments
                           Small Cap Growth Fund

                           June 30, 1998

                                                         Number of            Market
                                                          Shares              (000)
------------------------------------------------------------------------------------
COMMON STOCK

Aerospace/Defense  0.59%
   Kellstrom Industries, Inc.*                             4,700           $     138

Alcohol/Beverages 1.01%
   Beringer Wine Estates Holdings, Inc. - B*               5,400                 238

Auto/Accessories 0.95%
   Keystone Automotive Industries, Inc.*                   9,700                 223

Banks/Financial Services 0.29%
   NCO Group, Inc.*                                        3,050                  67

Biotechnology/Pharmaceuticals 4.31%
   Biomatrix, Inc.*                                        2,500                 102
   Coulter Pharmaceutical, Inc.*                           3,600                 109
   Quintiles Transnational Corp.*                          5,900                 290
   Roberts Pharmaceutical Corp.*                           5,700                 131
   Serologicals Corp.*                                     5,300                 171
   Shire Pharmaceuticals Group PLC (ADR)*                  9,700                 207
------------------------------------------------------------------------------------
                                                                               1,010
Broadcasting 0.49%
   CD Radio Inc.*                                          3,000                 115

Business Services 8.27%
   Abacus Direct Corp.*                                    3,300                 171
   AccuStaff, Inc.*                                        3,200                 100
   Billing Concepts Corp.*                                 1,700                  26
   Catalytica, Inc.*                                       6,900                 135
   Hagler Bailly, Inc.*                                    4,100                 106
   Nova Corp.*                                             4,100                 147
   Pre-Paid Legal Services, Inc.*                          9,000                 284
   Rental Services Corp.*                                  4,200                 141
   Robert Half International, Inc.*                        8,100                 453
   Whittman-Hart, Inc.*                                    7,800                 377
------------------------------------------------------------------------------------
                                                                               1,940
Chemicals 0.97%
   AgriBioTech, Inc.*                                      4,100                 113
   Lason, Inc.*                                            2,100                 114
------------------------------------------------------------------------------------
                                                                                 227
Educational Services 4.49%
   Advantage Learning Systems, Inc.*                       2,000                  55
   Apollo Group, Inc.*                                     7,500                 248
   Bright Horizons, Inc.*                                  4,900                 137
   Devry, Inc.*                                            8,600                 189
   Strayer Education, Inc.                                 4,750                 171
   Sylvan Learning Systems, Inc.*                          7,750                 254
------------------------------------------------------------------------------------
                                                                               1,054

                      See notes to financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (continued)
                     Small Cap Growth Fund

                     June 30, 1998


                                                         Number of            Market
                                                          Shares               (000)
------------------------------------------------------------------------------------
COMMON STOCK
 (continued)

Electrical Equipment/Electronics 4.69%
   Advanced Lighting Technologies, Inc.*                   3,500            $     81
   Genesys Telecommunications Laboratories, Inc.*          1,700                  56
   Geotel Communications Corp.*                            3,200                 129
   QLogic Corp.*                                           2,300                  82
   Micros Systems, Inc.*                                   7,000                 232
   Mips Technologies, Inc.*                                  900                  12
   Tekelec*                                                4,900                 219
   Vitesse Semiconductor Corp.*                            9,400                 290
------------------------------------------------------------------------------------
                                                                               1,101
Energy 1.95%
   Core Laboratories N.V.*                                 6,700                 144
   Global Industries Ltd.*                                 4,800                  81
   Petroleum Geo-Services ASA (ADR)*                       7,600                 232
------------------------------------------------------------------------------------
                                                                                 457
Food Services 6.42%
   American Italian Pasta Co. - A*                         6,100                 227
   Buffets, Inc.*                                         11,500                 181
   Cheesecake Factory (The)*                               4,750                 107
   Gardenburger, Inc.*                                     2,600                  30
   Papa John's International, Inc.*                        9,600                 379
   Showbiz Pizza Time Inc.                                 2,700                 108
   Sonic Corp.*                                            4,500                 100
   Whole Foods Market, Inc.*                               4,700                 284
   Wild Oats, Inc.*                                        3,050                  91
------------------------------------------------------------------------------------
                                                                               1,507
Health Care/Services  11.63%
   ATL Ultrasound, Inc.*                                   2,500                 113
   Brookdale Living Communities, Inc.*                     1,100                  28
   Dendrite International Inc.*                            1,900                  71
   Envoy Corp.*                                            4,300                 204
   First Consulting Group, Inc.*                           4,100                 107
   Hanger Orthopedic Group, Inc.*                          4,600                  94
   IDX Systems Corp.*                                      4,800                 221
   Medical Manager Corp.*                                  7,000                 193
   MedQuist Inc.*                                          8,200                 235
   Orthodontic Centers of America, Inc.*                  12,300                 258
   Patterson Dental Co.*                                   8,250                 302
   Province Healthcare Co.*                                3,000                  80
   Renal Care Group, Inc.*                                 6,850                 302
   Res-Care, Inc.*                                         3,450                  63
   Safeskin Corp.*                                         5,100                 210
   Theragenics Corp.*                                      7,300                 190
   Ventana Medical Systems, Inc.*                          2,100                  59
------------------------------------------------------------------------------------
                                                                               2,730

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (continued)
                             Small Cap Growth Fund

                             June 30, 1998


                                                  Number of          Market
                                                    Shares            (000)
----------------------------------------------------------------------------

COMMON STOCK
 (continued)

Information Technology/Services 24.10%
   Affiliated Computer Services, Inc. - A*          1,800           $     69
   Aspect Development, Inc.*                        6,000                453
   BroadVision, Inc.*                               5,900                140
   Cambridge Technology Partners, Inc.*             4,100                224
   Ciber, Inc.*                                     6,900                262
   Computer Management Sciences, Inc.*                700                 17
   Concord Communications, Inc.*                    2,300                 59
   Datastream Systems, Inc.*                        6,500                124
   Documentum, Inc.*                                4,600                221
   DoubleClick, Inc.*                               3,000                149
   Engineering Animation, Inc.*                     4,000                244
   FileNet Corp.*                                   7,200                206
   Henry Jack & Assoc., Inc.                        2,900                100
   Infoseek Corp.*                                  3,500                126
   INSpire Insurance Solutions, Inc.*               4,800                158
   International Network Services *                 9,700                392
   JDA Software Group, Inc.*                        5,200                228
   Legato Systems, Inc.*                            7,700                300
   Lycos, Inc.*                                     1,800                136
   Macromedia, Inc.*                                1,400                 26
   Mastech Corp.*                                   3,000                 84
   Mercury Interactive Corp.*                       4,400                196
   Micromuse Inc.*                                  2,200                 90
   MicroStrategy Inc. - A*                          1,500                 42
   MindSpring Enterprises, Inc.*                    1,000                103
   New Era of Networks, Inc.*                       3,600                110
   Peregrine Systems, Inc.*                         3,200                 91
   Platinum Software Corp.*                         1,900                 46
   Progress Software Corp.*                         3,900                160
   RealNetworks, Inc.*                              2,200                 82
   Sapient Corp.*                                   3,400                178
   Saville Systems Ireland PLC (ADR)*               7,600                379
   Veritas Software Corp.*                          7,050                291
   Visio Corp.*                                     3,500                167
----------------------------------------------------------------------------
                                                                       5,653
Leisure Time 3.70%
   Action Performance Companies, Inc.*              3,100                100
   Championship Auto Racing Teams, Inc.*            1,700                 31
   Cinar Films, Inc. - B*                          11,600                215
   Dover Downs Entertainment, Inc.                  2,100                 65
   Family Golf Centers, Inc.*                       8,150                206
   Speedway Motorsports, Inc.*                      5,900                151
   Steiner Leisure Ltd.*                            3,300                100
----------------------------------------------------------------------------
                                                                         868
Manufacturing 0.93%
   Windmere Durable Holdings, Inc.*                 6,100                218

Printing 0.25%
   Consolidated Graphics, Inc.*                     1,000                 59

Publishing 1.98%
   CBT Group PLC (ADR)*                             8,700                465

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                             Statement of Investments (concluded)
                             Small Cap Growth Fund

                             June 30, 1998

                                                 Number of           Market
                                                  Shares             (000)
----------------------------------------------------------------------------

COMMON STOCK
 (concluded)

Retail/Apparel 8.98%
   American Eagle Outfitters, Inc.*                3,350           $     129
   Columbia Sportswear Co.*                        4,400                  83
   Finish Line, Inc. (The) - A*                    8,000                 224
   Fossil, Inc.*                                   5,800                 144
   Goody's Family Clothing, Inc.*                  1,700                  93
   Just For Feet, Inc.*                            8,900                 253
   Linens 'N Things, Inc.*                        13,800                 422
   Movado Group, Inc.                              2,600                  78
   North Face, Inc.*                               4,900                 118
   Pacific Sunwear of California*                  5,600                 196
   Stride Rite Corp. (The)                         7,000                 105
   Trans World Entertainment Corp.*                6,100                 261
----------------------------------------------------------------------------
                                                                       2,106
Telecommunication/Services 2.74%
   E Spire Communications, Inc.*                  10,300                 232
   International Telecommunication Sys., Inc.*     4,550                 132
   Pacific Gateway Exchange, Inc.*                 2,900                 116
   STAR Telecommunications, Inc.*                  7,280                 162
----------------------------------------------------------------------------
                                                                         642
Transportation 1.01%
   Coach USA, Inc.*                                5,200                 237

Waste Services 4.46%
   American Disposal Services, Inc.*               9,800                 459
   Eastern Environmental Services, Inc.*          12,300                 416
   Superior Services, Inc.*                        5,700                 171
----------------------------------------------------------------------------
                                                                       1,046

Total Common Stock 94.21%                                             22,101
   (Cost $19,255)
============================================================================


                                                Principal
                                                 Amount              Market
                                                 (000)               (000)
----------------------------------------------------------------------------

SHORT-TERM
INVESTMENT

Federal Home Loan Mortgage Discount Note
   5.85%, 07/01/98                             $   2,387           $   2,387
----------------------------------------------------------------------------
Total Short-Term Investment 10.17%                 2,387               2,387
   (Cost $2,387)
----------------------------------------------------------------------------
Total Investments   104.38%                                           24,488
   (Cost $21,642)

Liabilities in Excess of
   Cash and Other Assets  (4.38%)                                     (1,028)
----------------------------------------------------------------------------
Net Assets  100.00%                                                 $ 23,460
============================================================================

* Non-income producing during the six months ended June 30, 1998 as this security did not pay divdends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

[PIE CHART APPEARS HERE]

North America            1.1%
Latin America            0.9%
Cash & Other Net Assets 10.2%
Pacific                 11.2%
Europe                  76.6%


                           Statement of Investments
                           International Equity Fund

                           June 30, 1998

                                                         Number of          Market
                                                          Shares             (000)
------------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK

Argentina  0.51%
   YPF Associadad-D Spons (ADR) (Oil Companies)            1,353           $      41

Australia 0.19%
   AMP Limited (Insurance)*                                1,300                  15

Brazil 0.36%
   Vale Do Rio Doce - PNA (Steel & Metals)                 1,482                  29

Canada 1.11%
   Canadian National Railway Co. (Railroads)               1,695                  90

China   0.47%
   Anhui Expressway Co Ltd. - H (Trucking)*               44,000                   4
   China Telecom - Local (Telephone Communications)*       4,000                   7
   GZI Transport Limited (Trucking)                       11,000                   2
   Jiangsu Expressway (Industrial Specialty)              38,000                   7
   Shenzhen Expressway (Consumer Service)                 36,000                   7
   Sichuan Expressway (Trucking)                          41,000                   4
   Zhejiang Expressway (Financial)                        40,000                   7
------------------------------------------------------------------------------------
                                                                                  38
Finland 2.46%
   Nokia AB - A (Telecom Equipment)                        1,780                 131
   PohJola Insurance Co., Ltd. - B (Insurance)             1,366                  68
------------------------------------------------------------------------------------
                                                                                 199
France 18.20%
   ACCOR SA (Hotels & Casinos)                               366                 102
   Alcatel Alsthom CGE (Telecom Equipment)                   775                 158
   AXA UAP (Insurance)                                       802                  90
   Bouygues SA (Building & Construction)                     280                  51
   Canal Plus SA (Cable Television)                          322                  60
   Carrefour Supermarche SA (Food & Beverage)                140                  89
   Christian Dior (Apparel)                                  208                  26
   Cie De St Gobain (Building Materials)                     413                  77
   Credit Coml De France CCF (Banking)                       529                  45
   CSF(Thomson) (Aerospace)                                1,333                  51
   France Telecom SA (Telecommunications)                  1,048                  72
   Groupe Danone (Food & Beverage)                           199                  55
   Lagardere Groupe (Diversified Manufacturer)             1,121                  47
   Louis Vuitton Moet-Hennessy (Retail)                      278                  56
   Rhodia SA (Chemicals)*                                    608                  17
   Rhone-Poulenc SA - A (Chemicals)                        1,674                  94
   Schneider SA(Electronic Components/Distribution)          958                  76
   Societe Elf Aquitane SA (Oil Companies)                   748                 105
   Suez Lyonnaise Des Eaux (Water Supply)                    633                 104
   TV Francaise (TFI) (Broadcasting & Ent.)                  315                  49
   Usinor Sacilor (Steel & Metals)                         2,964                  46
------------------------------------------------------------------------------------
                                                                               1,470
Germany 20.03%
   Allianz AG (Insurance)                                    348                 116
   BASF AG (Chemicals)                                     1,959                  93
   Bayer AG (Chemicals)                                      682                  35
   Bayerische Vereinsbank AG (Banking)                     1,775                 151

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (continued)
                     International Equity Fund

                     June 30, 1998

                                                         Number of            Market
                                                          Shares              (000)
------------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK
 (continued)

Germany (continued)
   BHF- Bank AG (Banking)                                  1,267           $      48
   Dresdner Bank AG (Banking)                              1,649                  89
   Duetsche Telekom ADR (Telecommunications)               3,546                  97
   Heidelberger Druckmaschinen (Printing/Publishing)         235                  19
   Hoechst AG (Chemicals)                                  3,144                 158
   Mannesmann AG (Diversified Manufacturer)                1,450                 149
   Munich Reinsurance (Insurance)                            245                 122
   RWE AG (Natural Gas)                                      121                   5
   RWE AG pfd. (Natural Gas)                               1,586                  94
   SAP AG pfd. (Computer Software)                           202                 137
   Schering AG (Pharmaceuticals)                             701                  83
   Siemens AG (Electrical Products)                          588                  36
   VEBA AG (Electric Utilities)                            1,001                  67
   Viag AG (Diversified Manufacturer)                        172                 118
------------------------------------------------------------------------------------
                                                                               1,617
Hong Kong  3.01%
   Cheung Kong Hlds Ltd. (Real Estate)                     7,000                  34
   Citic Pacific (Financial)                              15,000                  27
   Cosco Pacific Ltd. (Investment)                        17,000                   6
   HSBC Holdings Ltd. (Banking)                            3,087                  76
   Hutchison Whampoa, Ltd. (Diversified Manufacturer)      6,000                  32
   Kerry Properties (Real Estate)                         15,500                  11
   New World Development (Real Estate)                    14,434                  28
   New World Infrastructure (Diversified Manufacturer)*   10,600                  12
   Sun Hung Kai Properties (Diversified Manufacturer)      4,000                  17
------------------------------------------------------------------------------------
                                                                                 243
Italy 4.79%
   Banca Commerciale Italiana (Banking)                    6,300                  38
   Banca Di Roma (Banking)*                               18,900                  39
   Banca Intesa SPA (Banking)                              4,200                  24
   Credito Italiano SPA (Banking)                          6,000                  31
   Gucci Group (Textiles)                                    315                  17
   Istituto Banc San Paolo Tori (Banking)                  1,700                  25
   Istituto Nazionale (Insurance)                         31,000                  88
   Telecom Italia Mobile (Telephone Communications)        6,800                  42
   Telecom Italia SPA (Telephone Communications)           8,200                  60
   Telecom Italia SPA Di Risp
       (Telephone Communications)                          4,800                  23
------------------------------------------------------------------------------------
                                                                                 387
Japan 7.38%
   Bridgestone Corp. (Automobiles)                         2,000                  47
   Canon Inc. (Office Equipment & Supplies)                2,000                  46
   Daiwa Securities Co Ltd. (Financial)                    8,000                  35
   Fujitsu Ltd. (Electronic Components)                    4,000                  42
   Keyence Corp. (Precision Instruments)                     200                  22
   Minebea Company Ltd. (Electronic Components)            3,000                  30
   Nichiei Co. (Banking)                                     600                  41
   Nintendo Co. Ltd. Kyoto (Recreational Products)           600                  56
   Nippon Telephone & Telegraph
      (Telephone Communications)                               5                  42
   Nomura Securities (Financial)                           3,000                  35
   SMC Corp. (Machinery/Components)                          400                  31
   Sony Corp. (Consumer Electronic)                          600                  52

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (continued)
                     International Equity Fund

                     June 30, 1998



                                                         Number of          Market
                                                          Shares             (000)
===================================================================================
COMMON AND
PREFERRED STOCK
  (continued)
Japan (continued)
  Sumitomo Electric Inds. (Electronic Components)         2,000           $      20
  Teijin Limited (Textiles)                               8,000                  24
  Tokyo Electron (Semiconductors)                         1,000                  31
  Yamanouchi Pharmacy Co. LTD (Pharmaceuticals)           2,000                  42
-----------------------------------------------------------------------------------
                                                                                596
Malaysia 0.00%
  Malaysian Resources Corp. (Real Estate)                     1                  --

Netherlands 5.00%
  AEGON  NV (Insurance)                                   1,770                 154
  Akzo-Nobel NV (Chemicals)                                 250                  56
  Elsevier (Print Media)                                  3,640                  55
  Heineken Hldgs - A (Alcohol & Tobacco)                  2,313                  76
  Royal Dutch Petrol (Oil Companies)                        590                  33
  Unilever NV (Food & Beverage)                             380                  30
-----------------------------------------------------------------------------------
                                                                                404
Portugal 1.34%
  Portugal Telecom (Telecommunications)                   1,000                  53
  Jeronimo Martins SGPS, SA (Food & Beverage)             1,150                  55
-----------------------------------------------------------------------------------
                                                                                108
Singapore 0.17%
  City Development (Real Estate)                          5,000                  14

Sweden 3.49%
  AGA AB - B (Chemicals)                                  2,275                  35
  L.M. Ericsson Telephone Co. - B (ADR)
    (Telecom Equipment)                                   4,060                 116
  Skandia Group Foersaekrings AB  (Insurance)             9,190                 131
-----------------------------------------------------------------------------------
                                                                                282
Switzerland 7.46%
  Ciba Specialty Chemicals (Chemicals)                      562                  72
  Clariant AG  (Chemicals)                                  182                 120
  Credit Suisse Group (Banking)                             622                 139
  Nestle SA  (Food & Beverage)                               55                 118
  Novartis AG (Pharmaceuticals)                              48                  80
  UBS AG-Registered (Banking)*                              195                  73
-----------------------------------------------------------------------------------
                                                                                602

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (concluded)
                     International Equity Fund

                     June 30, 1998


                                                         Number of          Market
                                                          Shares             (000)
===================================================================================
COMMON AND
PREFERRED STOCK
 (concluded)
United Kingdom 13.81%
  BOC Group PLC (Chemicals)                               4,052           $      55
  British Airways PLC (ADR) (Airlines)                    3,556                  39
  Carlton Communications PLC (Broadcasting & Ent)         5,100                  46
  General Electric Co., PLC (Electrical Products)        11,154                  96
  Glaxo Wellcome PLC (Pharmaceuticals)                    2,558                  77
  Granada Group PLC (Consumer Services)                   1,735                  32
  Imperial Chemical Inds PLC (Chemicals)                  1,954                  31
  Orange PLC (Telecommunications)*                       10,816                 115
  Pearson PLC (Print Media)                               4,736                  87
  Pilkington PLC (Home Furnishings)                      16,053                  30
  PowerGen PLC (Electric Utilities)                       2,962                  41
  Reuters Hldg PLC  (Printing/Publishing)                 8,078                  92
  Rio Tinto - Zinc Corp. PLC  (Steel & Metals)            2,328                  26
  Shell Transportation & Trading Co. PLC
    (Steel & Metals)                                      6,540                  46
  SmithKline Beecham PLC (Pharmaceuticals)                5,084                  62
  WPP Group PLC (Advertising)                            20,764                 136
  Zeneca Group PLC (Pharmaceuticals)                      2,429                 104
-----------------------------------------------------------------------------------
                                                                              1,115
-----------------------------------------------------------------------------------

Total Common and Preferred Stock 89.78%                                       7,250
  (Cost $6,120)
===================================================================================

                                                       Principal
                                                        Amount              Market
                                                        (000)               (000)
-----------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT
Federal National Mortgage Association Discount Note
  5.85%, 07/01/98                                     $     754           $     754
-----------------------------------------------------------------------------------
Total Short-Term Investment 9.34%                           754                 754
  (Cost $754)
-----------------------------------------------------------------------------------

Total Investments 99.12%                                                      8,004
  (Cost $6,874)

Foreign Currency  0.26% (Various Denominations)                                  21
  (Cost $21)

Cash and Other Assets in
  Excess of Liabilities 0.62%                                                    50
-----------------------------------------------------------------------------------
Net Assets  100.00%                                                        $  8,075
===================================================================================

* Non-income producing during the six months ended June 30, 1998 as this security did not pay dividends.


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


[PIE CHART APPEARS HERE]   Statement of Investments
                           Socially Responsible Fund
Cash & Other
Net assets        1.3%     June 30, 1998

Common &
Preferred Stock  98.7%


                                                           Number of           Market
                                                            Shares             (000)
=====================================================================================
COMMON STOCK

Aerospace/Defense  1.16%
  Rockwell International Corp.                              4,950            $    238

  Auto/Accessories 8.15%
    Dana Corp.                                              7,650                 409
    Ford Motor Co.                                         11,100                 655
    Goodyear Tire and Rubber Co. (The)                      5,400                 348
    Meritor Automotive, Inc.                                5,316                 128
    PACCAR Inc.                                             2,600                 135
  -----------------------------------------------------------------------------------
                                                                                1,675
  Banks/Financial Services  15.88%
    Associates First Capital Corp.                             20                   2
    Banc One Corp.                                          3,990                 223
    Bankers Trust New York Corp.                            2,250                 261
    Chase Manhattan Corp.                                   7,300                 551
    Federal National Mortgage Association                   3,150                 191
    First Union Corp.                                       9,211                 537
    Firststar Corp.                                         4,600                 175
    Fleet Financial Group, Inc.                             3,550                 296
    J.P. Morgan & Co. Inc.                                  2,950                 346
    NationsBank Corp.                                       4,850                 371
    Old Kent Financial Corp.                                1,370                  49
    U.S. Bancorp                                            6,100                 262
  -----------------------------------------------------------------------------------
                                                                                3,264
  Chemicals 6.60%
    Akzo Nobel N.V. (ADR)                                   1,300                 144
    Betzdearborn, Inc.                                      2,500                 103
    Dow Chemical Co.                                        2,350                 227
    Eastman Chemical Co.                                    3,600                 224
    Imperial Chemical Industries PLC (ADR)                  4,450                 287
    Lyondell Petrochemical Co.                              9,196                 280
    Olin Corp.                                              2,200                  92
  -----------------------------------------------------------------------------------
                                                                                1,357
  Consumer Staples 5.50%
    Avon Products, Inc.                                     3,800                 294
    Heinz (H.J.) Co.                                       10,400                 584
    Unilever N.V. PLC                                       3,200                 253
  -----------------------------------------------------------------------------------
                                                                                1,131
  Energy 8.77%
    British Petroleum Co. PLC (ADR)                         2,800                 247
    Elf Aquitaine (ADR)                                     5,250                 373
    Mobil Corp.                                             4,200                 322
    Texaco Inc.                                             6,300                 376
    Williams Companies, Inc. (The)                          7,800                 263
    YPF SA Sociedad Anonima (ADR)                           7,400                 222
  -----------------------------------------------------------------------------------
                                                                                1,803

                           See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (continued)
                     Socially Responsible Fund
                     June 30, 1998


                                                         Number of           Market
                                                          Shares             (000)
===================================================================================
COMMON STOCK
(continued)
Health Care/Pharmaceuticals 6.03%
  American Home Products Corp.                            8,100           $     419
  Bristol-Myers Squibb Co.                                3,500                 402
  SmithKline Beecham PLC - A (ADR)                        3,200                 194
  Zeneca Group PLC (ADR)                                  5,100                 224
-----------------------------------------------------------------------------------
                                                                              1,239

Index Security 4.41%
  Standard & Poor's Depositary Receipts                   8,000                 907

Information Technology/Equipment 2.40%
  Xerox Corp.                                             4,850                 493

Insurance 6.31%
  American General Corp.                                  5,700                 406
  Exel Limited                                            3,300                 257
  Lincoln National Corp.                                  3,400                 311
  Mid Ocean Ltd.                                          1,950                 153
  SAFECO Corp.                                            3,750                 170
-----------------------------------------------------------------------------------
                                                                              1,297
Manufacturing (Diversified) 3.19%
  Boise Cascade Corp.                                     4,320                 141
  Corning Inc.                                            9,600                 334
  Thomas & Betts Corp.                                    2,000                  98
  Witco Corp.                                             2,800                  82
-----------------------------------------------------------------------------------
                                                                                655
Metals & Mining 0.60%
  Oregon Steel Mills, Inc.                                6,600                 123

Paper & Forest Products 3.91%
  Georgia Pacific Corp.                                   4,100                 242
  Georgia Pacific Corp. (Timber Group)                    3,100                  71
  Temple-Inland, Inc.                                     3,000                 162
  Westvaco Corp.                                          3,300                  93
  Weyerhaeuser Co.                                        5,100                 236
-----------------------------------------------------------------------------------
                                                                                804
Real Estate 3.54%
  Arden Realty,  Inc.                                     2,000                  52
  Boston Properties,  Inc.                                3,900                 135
  Equity Office Properties Trust                          3,900                 111
  Equity Residential Properties Trust                     1,800                  85
  Health Care Property Investors, Inc.                    3,250                 117
  Nationwide Health Properties, Inc.                      4,700                 112
  Security Capital Industrial Trust                       4,754                 117
  Security Capital Group - B (warrants)                      30                  --
-----------------------------------------------------------------------------------
                                                                                729

                      See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                     Statement of Investments (concluded)
                     Socially Responsible Fund
                     June 30, 1998



                                                        Number of          Market
                                                         Shares             (000)
===================================================================================
COMMON STOCK
(concluded)

Retail/Apparel 4.30%
  May Department Stores Co.                               3,100           $     203
  Penney (J.C.) Co., Inc.                                 4,100                 296
  Rite Aid Corp.                                          2,200                  83
  Sears, Roebuck and Co.                                  4,950                 302
-----------------------------------------------------------------------------------
                                                                                884
Telecommunications 8.59%
  Alltel Corp.                                            5,100                 237
  Bell Atlantic Corp.                                     9,922                 453
  BellSouth Corp.                                         5,050                 339
  Frontier Corp.                                         10,900                 343
  Sprint Corp.                                            5,600                 395
-----------------------------------------------------------------------------------
                                                                              1,767
Transportation/Travel 0.94%
  CSX Corp.                                               4,250                 193

Utilities 7.02%
  BEC Energy                                                200                   8
  CINergy Corp.                                           8,500                 297
  Duke Energy Corp.                                       6,025                 357
  Pacificorp                                              6,900                 156
  PG & E Corp.                                              650                  21
  PowerGen PLC (ADR)                                        200                  11
  Southern Co.                                            8,400                 233
  Unicom Corp.                                            7,950                 279
  Wisconsin Energy Corp.                                  2,700                  82
-----------------------------------------------------------------------------------
                                                                              1,444
Waste Services 1.42%
  Browning Ferris Industries, Inc.                        8,400                 292
-----------------------------------------------------------------------------------
Total Common Stock  98.72%                                                   20,295
  (Cost $18,959)
-----------------------------------------------------------------------------------
                                                       Principal
SHORT-TERM                                              Amount              Market
INVESTMENT                                              (000)                (000)

Federal National Mortgage Association Discount Note
5.85%, 07/01/98                                      $      500          $      500
-----------------------------------------------------------------------------------
Total Short-Term Investment 2.43%                           500                 500
  (Cost $500)
-----------------------------------------------------------------------------------
Total Investments   101.15%                                                  20,795
  (Cost $19,459)

Cash and Other Assets in
  Excess of Liabilities (1.15%)                                                (237)
-----------------------------------------------------------------------------------
Net Assets  100.00%                                                        $ 20,558
===================================================================================

                      See notes to the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Statements of Assets and Liabilities

June 30, 1998

                                                                                                        SMALL CAP      INTERNATIONAL
                                         GROWTH         BALANCED         INCOME        SHORT-TERM        GROWTH            EQUITY
                                          FUND            FUND            FUND            FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                                  $        636    $        685    $        212    $      2,639    $         51    $        392
Investments at market value*           664,393,877     421,398,892      10,438,776       1,667,982      24,487,532       8,003,721
Foreign currency at value*                      --              --              --              --              --          21,568
Dividends and interest receivable          559,749       2,903,656         165,256              --              --           8,094
Receivable-foreign taxes                    21,885           8,888              --              --              --          12,499
Receivable-fund shares sold                696,163         407,804          32,575          16,075          92,878          38,962
Receivable-investments sold              4,727,307       1,924,975              --              --              --          13,195
Prepaid expenses                             9,893           4,170              --              --         231,164              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Assets                         670,409,510     426,649,070      10,636,819       1,686,696      24,812,088       8,098,431
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contract                       --         109,541           7,963              --              --              --
Payable-fund
  shares redeemed                          194,204          65,565           6,547              --          38,931              --
Payable-investments
  purchased                              5,603,178       4,491,329          98,042              --       1,292,967          14,141
Payable-management, advisor
  and related fees                         261,470         163,756           4,049               7          17,299           4,527
Accrued expenses                            19,880          36,726          25,090           2,158           2,751           4,652
----------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                      6,078,732       4,866,917         141,691           2,165       1,351,948          23,320
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                            $664,330,778    $421,782,153    $ 10,495,128    $  1,684,531    $ 23,460,140    $  8,075,111
==================================================================================================================================

NET ASSETS CONSIST OF:
Par value of common shares              24,433,683       2,019,891          77,273          16,449              --              --
Paid in surplus                        501,494,176     349,956,073       9,651,549       1,633,082      21,820,975       6,992,030
Accumulated undistributed
  net investment income                  4,814,772       7,595,837         327,734          35,024         (45,254)         67,824
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                 43,139,634      21,344,590          86,608              19      (1,161,169)       (114,298)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities in foreign currency       90,448,513      40,865,762         351,964             (43)      2,845,588       1,129,555
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                            $664,330,778    $421,782,153    $ 10,495,128    $  1,684,531    $ 23,460,140    $  8,075,111
==================================================================================================================================

Number of shares outstanding:           24,433,683      20,198,914         772,733         164,497       1,898,204         657,678
(Authorized 50,000,000
  shares each)
Par Value                             $       1.00    $       0.10    $       0.10    $       0.10    $       0.00    $       0.00
==================================================================================================================================
NET ASSET VALUE
PER SHARE                             $      27.19    $      20.88    $      13.58    $      10.24    $      12.36    $      12.28
==================================================================================================================================

*Cost of Securities:
  Investments                         $573,945,364    $380,423,179    $ 10,078,818    $  1,668,025    $ 21,641,944    $  6,874,139
  Foreign Currency                              --              --              --              --              --          21,536


                                         SOCIALLY
                                       RESPONSIBLE
                                           FUND
--------------------------------------------------
ASSETS
Cash                                  $        703
Investments at market value*            20,794,977
Foreign currency at value*                      --
Dividends and interest receivable           39,011
Receivable-foreign taxes                     1,728
Receivable-fund shares sold                212,843
Receivable-investments sold                166,854
Prepaid expenses                                --
--------------------------------------------------
  Total Assets                          21,216,116
--------------------------------------------------

LIABILITIES
Forward currency contract                       --
Payable-fund
  shares redeemed                           17,132
Payable-investments
  purchased                                630,183
Payable-management, advisor
  and related fees                           8,265
Accrued expenses                             2,751
--------------------------------------------------
  Total Liabilities                        658,331
--------------------------------------------------
NET ASSETS                            $ 20,557,785
==================================================

NET ASSETS CONSIST OF:
Par value of common shares                      --
Paid in surplus                         18,869,528
Accumulated undistributed
  net investment income                    152,624
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                    199,967
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities in foreign currency        1,335,666
--------------------------------------------------
NET ASSETS                            $ 20,557,785
==================================================

Number of shares outstanding:            1,530,209
(Authorized 50,000,000
  shares each)
Par Value                             $       0.00
--------------------------------------------------
NET ASSET VALUE
PER SHARE                             $      13.43
==================================================

*Cost of Securities:
  Investments                         $ 19,459,309
  Foreign Currency                              --
==================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Statements of Operations

                                                                                                  For the Six Months Ended
                                                                                                        June 30, 1998

                                                                                             SMALL CAP  INTERNATIONAL     SOCIALLY
                                         GROWTH        BALANCED       INCOME    SHORT-TERM    GROWTH       EQUITY        RESPONSIBLE
                                          FUND           FUND          FUND        FUND        FUND         FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                           $ 6,002,732   $   2,320,082   $       --    $    --   $    1,866  $   90,015      $  187,693
  Interest & amortization                 479,918       5,873,110      346,339     38,639       56,843      18,914          10,471
------------------------------------------------------------------------------------------------------------------------------------

                                        6,482,650       8,193,192      346,339     38,639       58,709     108,929         198,164
  Foreign taxes withheld                  (47,403)        (23,648)        (281)        --           --     (11,417)         (1,699)
------------------------------------------------------------------------------------------------------------------------------------
  Total investment income               6,435,247       8,169,544      346,058     38,639       58,709      97,512         196,465

EXPENSES:
  Management, advisor and
    related fees (Note 5)               1,568,780         956,081       22,668      2,285      136,426      34,132          65,238
  Fund pricing fees                         5,951           5,951        5,951      6,000        2,386       4,772           2,386
  Professional fees                        11,360          11,360        7,061      4,375        3,552       4,056           3,552
  Custodian fees                           11,901          15,868        5,455      1,715       26,906      23,564          14,825
  Transfer agent fee (Note 5)              17,386              24           24         24           24          24              24
  Trustees' fees and expenses               2,383           2,383        2,383      2,383        2,383       2,383           2,383
  Insurance expenses                       12,864          10,165          908        573           66          66              66
  Other expenses                           18,499           9,787        1,143         --           --          --              --
------------------------------------------------------------------------------------------------------------------------------------

  Total expenses                        1,649,124       1,011,619       45,593     17,355      171,743      68,997          88,474

  Less management and related
    fees waived (Note 5)                       --              --           --     (1,448)     (39,026)    (12,987)        (27,540)
  Less expenses paid by Horace Mann
     Investors, Inc. (Note 5)                  --              --           --    (11,785)     (28,754)    (26,322)        (16,672)
  Less expenses paid by commission
    credits (Note 3)                      (17,852)        (21,820)          --         --           --          --              --
------------------------------------------------------------------------------------------------------------------------------------
    Net expenses                      $ 1,631,272   $     989,799   $   45,593   $  4,122   $  103,963  $   29,688      $   44,262
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)        4,803,975       7,179,745      300,465     34,517      (45,254)     67,824         152,203
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                        42,750,147      20,800,424       55,845         20     (650,174)    (45,537)        206,875
    Foreign currency transactions              16         418,720       30,778         --           --        (242)             --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
    on investments and foreign
    currency transactions              42,750,163      21,219,144       86,623         20     (650,174)    (45,779)        206,875

  Change in unrealized
    appreciation or (depreciation)
    on:
  Investments                         (12,089,299)     (7,476,191)      68,287        (43)   1,730,522   1,104,651         753,884
  Translation of assets
    and liabilities in
    foreign currencies                         --        (195,029)     (15,197)        --           --         432              --
------------------------------------------------------------------------------------------------------------------------------------

  Net realized and unrealized
    gain (loss) from investments
    and foreign currency
    transactions                       30,660,864      13,547,924      139,713        (23)   1,080,348   1,059,304         960,759
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE
  IN NET ASSETS
  FROM OPERATIONS                     $35,464,839   $  20,727,669   $  440,178    $34,494   $1,035,094  $1,127,128      $1,112,962
====================================================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Statement of Changes in Net Assets


                                                 GROWTH FUND                  BALANCED FUND                    INCOME FUND
                                           06/30/98      12/31/97         06/30/98     12/31/97          06/30/98       12/31/97
                                           6 months      12 months        6 months     12 months         6 months       12 months
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)           $   4,803,975  $  7,876,390   $   7,179,745  $ 10,897,731     $    300,465    $  610,405

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions            9,173,825    21,364,681       5,725,310    10,725,081           86,623        67,503

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions           33,576,338    44,841,048      15,493,834    25,302,862               --       (35,919)

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                    (12,089,299)   32,693,552      (7,671,220)   12,890,553           53,090       251,848
-----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets
    from operations                         35,464,839   106,775,671      20,727,669    59,816,227          440,178       893,837
-----------------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                             --    (7,988,420)             --   (10,749,508)              --      (598,770)

  Net realized short-term gain
    from investments and
    foreign currency transactions                   --   (21,154,178)             --   (10,548,453)              --       (23,198)

  Net realized long-term gain
    from investments and
    foreign currency transactions                   --   (44,781,697)             --   (25,268,797)              --            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions
    to shareholders                                 --   (73,924,295)             --   (46,566,758)              --      (621,968)
-----------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                 63,267,702   117,493,277      37,105,131    66,288,140        2,011,276     2,109,144

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                     --    68,291,933              --    42,410,448               --       516,971
-----------------------------------------------------------------------------------------------------------------------------------
                                            63,267,702   185,785,210      37,105,131   108,698,588        2,011,276     2,626,115

   Cost of shares redeemed                 (32,904,084)  (50,690,435)    (23,160,201)  (35,389,537)      (1,614,657)   (4,087,751)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from fund
    share transactions                      30,363,618   135,094,775      13,944,930    73,309,051          396,619    (1,461,636)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS                  65,828,457   167,946,151      34,672,599    86,558,520          836,797    (1,189,767)

NET ASSETS:
  Beginning of period                      598,502,321   430,556,170     387,109,554   300,551,034        9,658,331    10,848,098
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                           $664,330,778  $598,502,321    $421,782,153  $387,109,554      $10,495,128    $9,658,331
===================================================================================================================================
Undistributed net
  investment income                       $  4,814,772  $     10,797    $  7,595,837  $    416,092      $   327,734    $   27,269
===================================================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                                               SMALL CAP                         INTERNATIONAL
       SHORT-TERM FUND                        GROWTH FUND                         EQUITY FUND
  06/30/98         12/31/97           06/30/98          12/31/97          06/30/98           12/31/97
  6 months         12 months          6 months      Since inception/1/    6 months      Since inception/1/
-----------------------------------------------------------------------------------------------------------

$     34,517      $     62,980      $    (45,254)     $    (15,134)     $     67,824      $     43,515


          20               127          (754,601)         (495,861)          (84,979)          (70,944)


          --                --           104,427                --            39,200                --



         (43)              485         1,730,522         1,115,066         1,105,083            24,472
-------------------------------------------------------------------------------------------------------

      34,494            63,592         1,035,094           604,071         1,127,128            (2,957)
-------------------------------------------------------------------------------------------------------


          --           (63,479)               --                --                --           (41,091)


          --              (127)               --                --                --                --


          --               --                 --                --                --                --
-------------------------------------------------------------------------------------------------------

          --          (63,606)                --                --                --          (41,091)
-------------------------------------------------------------------------------------------------------

   2,703,522         3,660,289         8,157,608        17,210,060         2,291,223         5,781,865


          --            48,626                --                --                --            14,368
-------------------------------------------------------------------------------------------------------
   2,703,522         3,708,915         8,157,608        17,210,060         2,291,223         5,796,233

  (2,204,478)       (3,786,735)       (2,257,454)       (1,329,239)         (557,150)         (578,275)
-------------------------------------------------------------------------------------------------------


     499,044           (77,820)        5,900,154        15,880,821         1,734,073         5,217,958
-------------------------------------------------------------------------------------------------------

     533,538           (77,834)        6,935,248        16,484,892         2,861,201         5,173,910

   1,150,993         1,228,827        16,524,892            40,000         5,213,910            40,000
-------------------------------------------------------------------------------------------------------
$  1,684,531      $  1,150,993      $ 23,460,140      $ 16,524,892      $  8,075,111      $  5,213,910
=======================================================================================================

$     35,024      $        507           (45,254)     $         --      $     67,824      $         --
=======================================================================================================

          SOCIALLY
       RESPONSIBLE FUND
   06/30/98         12/31/97
  6 months      Since inception/1/
------------------------------

$    152,203      $     73,696


     182,727            72,720


      24,148                --


     753,884           581,783
------------------------------

   1,112,962           728,199
------------------------------

          --           (73,275)

          --           (79,630)

          --               --
------------------------------

          --          (152,905)
------------------------------

  11,082,712         8,945,404


          --           101,875
------------------------------
  11,082,712         9,047,279

    (850,761)         (449,701)
------------------------------


  10,231,951         8,597,578
------------------------------

  11,344,913         9,172,872

   9,212,872            40,000
------------------------------
$ 20,557,785      $  9,212,872
==============================

$    152,624      $        421
==============================

     /1/ Since inception refers to March 10, 1997, the day investment operations began.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Notes to the Financial Statements

June 30, 1998


1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership ("shares") in seven separate investment portfolios: Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC)Separate Account and the HMLIC 401(k) Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.


     FUND INVESTMENT OBJECTIVES:

     A. Growth Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

     C. Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. Short-Term Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.


2.   SIGNIFICANT ACCOUNTING POLICIES:

     A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at June 30, 1998.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Notes to the Financial Statements (continued)

June 30, 1998


     B. Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

     C. Federal income taxes -- Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

          The International Equity Fund and Small Cap Growth Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the International Equity Fund and Small Cap Growth Fund had an accumulated capital loss carryforward for tax purposes of $65,857, and $459,937, respectively, which will expire in fiscal year ending December 31, 2005.

          Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

     D. Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

     E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3.   OPERATING POLICIES:

     A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

     B. Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C.   Collateralized Mortgage Obligations -- Planned Amortization Class
          (PAC) - These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Notes to the Financial Statements (continued)

June 30, 1998


D. American Depository Receipts -- (ADR) - A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

E. Commission Credits -- Wellington Management Company, LLP, subadvisor for the Growth Fund and Balanced Fund, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Funds part of the commissions paid.

F. Foreign Currency Transactions -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and
          . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

G. Forward Currency Contracts -- The Balanced Fund, Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements (continued)

June 30, 1998


At June 30, 1998 the Funds have the following open forward currency contracts:


                                             Current             Unrealized
Foreign                                       Value             Appreciation
Currency                                   U.S. Dollar         (Depreciation)
------------------------------------------------------------------------------
Balanced Fund
Short Contracts:
Australian Dollar,
    8,419,000 expiring 07/29/98            $ 5,228,377          $ (109,541)

Income Fund
Short Contracts:
Australian Dollar,
    612,000 expiring 07/29/98              $   380,065          $   (7,963)


HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Notes to the Financial Statements (continued)

June 30, 1998


4. FUND SHARE TRANSACTIONS -- The Funds are each a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     Transactions in capital stock for the six months ended June 30, 1998 and the year ended December 31, 1997 were:

                                                                Shares issued
                                                               to shareholders
                                                               in reinvestment
                                                               of dividends and                                   Net increase
                                         Shares sold             distribution            Shares redeemed           (decrease)
---------------------------------------------------------------------------------------------------------------------------
Growth Fund
06/30/98                                 $2,312,866            $         --               $(1,206,840)             $1,106,026
12/31/97                                  4,363,953               2,722,964                (1,877,395)              5,209,522

Balanced Fund
06/30/98                                  1,782,907                      --                (1,112,560)                670,347
12/31/97                                  3,173,556               2,170,443                (1,685,163)              3,658,836

Income Fund
06/30/98                                    151,000                      --                  (121,143)                 29,857
12/31/97                                    160,116                  39,736                  (312,085)               (112,233)

Short-Term Fund
06/30/98                                    267,313                      --                  (217,980)                 49,333
12/31/97                                    356,190                   4,867                  (368,415)                 (7,358)

Small Cap Growth Fund
06/30/98                                    673,638                      --                  (187,671)                485,967
12/31/97                                  1,527,761                      --                  (115,524)              1,412,237

International Equity Fund
06/30/98                                    199,110                      --                   (49,334)                149,776
12/31/97                                    561,643                   1,402                   (55,142)                507,903

Socially Responsible Fund
06/30/98                                    833,511                      --                   (64,970)                768,541
12/31/97                                    791,585                   8,575                   (38,492)                761,668

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Notes to the Financial Statements (continued)


June 30, 1998


5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

As of May 1, 1997, Investors acts as the Trust's advisor, manages its investments, and administers its business affairs pursuant to an investment advisory and management agreement. Also on this date Wellington Management Company, LLP, became the subadvisor to the Growth, Balanced, Income and Short-Term Funds. Effective March 10, 1997, BlackRock Financial Management, Inc. (formerly PNC Equity Advisors Company) became the subadvisor to the Small Cap Growth Fund, and Scudder Kemper Investments, Inc. became the subadvisor to the International Equity and Socially Responsible Funds. Each subadvisor is compensated by Investors (not the Trust) and bears all of its own expenses in providing subadvisory services.

For the Growth, Balanced, Income and Short-Term Funds, Investors receives separate management and advisory fees. The management agreement, the fee which is accrued daily and paid monthly, is calculated on a pro-rata basis by applying the following annual percentage rates to the aggregate of all four Fund's daily net assets for the respective month.

        Net Assets                                 Rate

        On initial $100 million                    .250%
        Over $100 million                          .200%

Under the advisory agreement, the fee is accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each fund for the respective month:

      Growth Fund          Balanced Fund           Income Fund         Short-Term Fund            Average Net Assets
        0.400%                0.325%                 0.250%                0.125%                 initial $100 million
        0.300%                0.275%                 0.200%                0.100%                 next $100 million
        0.250%                0.225%                 0.150%                0.075%                 next $300 million
        0.250%                0.200%                 0.150%                0.075%                 over $500 million

As compensation for its services, the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund each pay Investors a combined monthly management and advisory fee. The contractual fees are as follows:

        Small Cap Growth Fund                      1.40% of Net Assets
        International Equity Fund                  1.10% of Net Assets
        Socially Responsible Fund                  0.95% of Net Assets

During 1998, Investors is voluntarily reducing these management fees by 0.40%. The actual management fees are accrued daily and paid monthly based on the following annual percentage rate to the Funds' average daily net assets for the respective month. The fees net of waivers are:

   Small Cap Growth Fund
    1.00% on the first $25 million
    0.75% on all assets over $25 million

   International Equity Fund
    0.70% on the first $40 million
    0.50% on the next $60 million
    0.45% on all assets over $100 million

   Socially Responsible Fund
    0.55% on the first $20 million
    0.45% on the next $20 million
    0.30% on the next $60 million
    0.275% on all assets over $100 million

HORACE MANN MUTUAL FUNDS                           1998 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


Notes to the Financial Statements (Concluded)

June 30, 1998


Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the six months ended June 30, 1998 were $17,386 for the Growth Fund, $24 each for the Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund.

The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per Board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. Two meetings were held in 1998. For the six months ended June 30, 1998, the fees, excluding travel expenses, for independent trustees totaled $11,000. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).

6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the six months ended June 30, 1998 were:

                                     Purchases          Proceeds from sales
                                     ---------          -------------------

Growth Fund                         $202,489,331           $171,145,730

Balanced Fund                        138,692,817            120,643,445

Income Fund                            3,534,908              2,513,859

Short-Term Fund                               --              1,882,184

Small Cap Growth Fund                 18,274,814             12,188,711

International Equity Fund              2,692,994              1,192,764

Socially Responsible Fund             13,785,101              3,492,168


The following table shows investments, excluding foreign curency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at June 30, 1998.

                                 Cost for federal       Aggregate gross         Aggregate gross
                                    income tax            unrealized              unrealized          Net unrealized
                                     purposes            appreciation           (depreciation)         appreciation
                                     --------            ------------           --------------         ------------
Growth Fund                        $573,945,364           $108,818,247          $(18,369,734)            $90,448,513

Balanced Fund                       380,423,179             49,046,945            (8,071,232)             40,975,713

Income Fund                          10,078,818                385,928               (25,970)                359,958

Short-Term Fund                       1,668,025                     11                  (54)                     (43)

Small Cap Growth Fund                21,641,944              3,091,717              (246,129)              2,845,588

International Equity Fund             6,874,139              1,440,946              (311,364)              1,129,582

Socially Responsible Fund            19,459,309              1,778,185              (442,517)              1,335,668

Horace Mann Mutual Funds                                   --------------------
P.O. Box 4657                                                    BULK RATE
Springfield, IL 62708-4657                                     U.S. POSTAGE
                                                                   PAID
                                                              PERMIT No. 102
                                                                HAMBURG, PA
                                                           --------------------










[LOGO OF HORACE MANN APPEARS HERE]
----------------------------------------
Insuring America's Educational Community

Underwritten by
Horace Mann Life Insurance Company


www.horacemann.com